As filed via EDGAR with the Securities and Exchange Commission on February 28, 2001


                                                               File No. 811-7841
                                                      Registration No. 333-13319
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          | |



                         Pre-Effective Amendment No.                        | |




                         Post-Effective Amendment No. 6                     |X|


                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       | |



                                 Amendment No. 8                            |X|


                         -------------------------------
                            MUTUAL FUND SELECT TRUST
               (Exact Name of Registrant as Specified in Charter)

                     1211 Avenue of the Americas, 41st Floor
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)


       Registrant's Telephone Number, including Area Code: (212) 492-1600

                                   Copies to:

George Martinez, Esq.      Peter Eldridge, Esq.       Sarah E. Cogan, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017

--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:



[X]  Immediately upon filing pursuant to     [ ]  on (         ) pursuant to
     paragraph (b)                                paragraph (b)
[ ]  60 days after filing pursuant to        [ ]  on (             ) pursuant to
     paragraph (a)(1)                             paragraph (a)(1)
[ ]  75 days after filing pursuant to        [ ]  on (          ) pursuant to
     paragraph (a)(2)                             paragraph (a)(2) rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------


The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on December 23, 1996 and the Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 1999 was filed on February 28,2001.

PROSPECTUS DECEMBER 1, 2000 (REVISED FEBRUARY 28, 2001)
--------------------------------------------------------------------------------

J.P. MORGAN
FUNDS


INSTITUTIONAL CLASS SHARES

INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                                        [LOGO] JPMORGAN Fleming
                                                               Asset Management


                                                                   PSCVST-1-201

INFORMATION ABOUT THE FUNDS

INTERMEDIATE TAX FREE INCOME FUND                 1

TAX FREE INCOME FUND                              7

NEW YORK INTERMEDIATE
TAX FREE INCOME FUND                             13

NEW JERSEY TAX FREE INCOME FUND                  19

FUND MANAGEMENT

THE INVESTMENT ADVISER                           26

PORTFOLIO MANAGERS                               27

HOW YOUR ACCOUNT WORKS                           28

WHO MAY BUY THESE SHARES                         28

BUYING FUND SHARES                               29

SELLING FUND SHARES                              29

OTHER INFORMATION CONCERNING THE FUNDS           30

DISTRIBUTIONS AND TAXES                          30

WHAT THE TERMS MEAN                              32

FINANCIAL HIGHLIGHTS OF THE FUNDS                33

MORE INFORMATION                         BACK COVER

J.P. MORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

[SIDENOTE]

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of its total assets in municipal obligations whose interest payments are:

- excluded from gross income

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

The average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years.

J.P. MORGAN INTERMEDIATE TAX FREE INCOME FUND

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.[GRAPHIC OF GLOBE]

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Intermediate Tax Free Income Fund.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity. A number of issuers have a recent history of significant financial difficulties. More than 5% of the Fund's total assets may be invested in any one municipality, which could increase this risk.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic insta-

J.P. MORGAN INTERMEDIATE TAX FREE INCOME FUND

bility, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.[GRAPHIC OF GLOBE]

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman Municipal Bond 3-10 Year Blended Index, a widely recognized market benchmark, and the Lipper Intermediate Municipal Debt Funds Index.


All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase in a tax-free reorganization. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [GRAPHIC OF GLOBE]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

[CHART]

     1991        12.20%
     1992         8.71%
     1993        11.78%
     1994        -3.96%
     1995        14.39%
     1996         3.76%
     1997         8.21%
     1998         6.56%
     1999        -0.55%
     2000         8.56%

BEST QUARTER                 5.92%
                 1ST QUARTER, 1995

WORST QUARTER               -3.52%
                 1ST QUARTER, 1994

J.P. MORGAN INTERMEDIATE TAX FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000
                                               PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES                    8.56%          5.26%            6.82%
---------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND 3-10
 YEAR BLENDED INDEX                            8.61%          5.32%            6.53%
---------------------------------------------------------------------------------------------
 LIPPER INTERMEDIATE MUNICIPAL
 DEBT FUNDS INDEX                              8.67%          4.80%            6.09%
---------------------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
--------------------------------------------------------------------------------
 NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                    TOTAL ANNUAL
                    MANAGEMENT      DISTRIBUTION      OTHER         FUND OPERATING
 CLASS OF SHARES    FEE             (12B-1) FEE       EXPENSES      EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS              0.30%           NONE              0.45%#        0.75%#
----------------------------------------------------------------------------------

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

# RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE
  ARRANGEMENTS.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS THAT YOU MAY INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvested all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES     $77         $240         $417         $930
--------------------------------------------------------------------------------

J.P. MORGAN TAX FREE INCOME FUND
--------------------------------------------------------------------------------

[SIDENOTE]

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of its total assets in municipal obligations whose interest payments are:

- excluded from gross income

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

J.P. MORGAN TAX FREE INCOME FUND

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.[GRAPHIC OF GLOBE]


[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Tax Free Income Fund.


The principal value of fixed-income investments tends to fall when prevailing interest rates rise.


A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity. A number of issuers have a recent history of significant financial difficulties. More than 5% of the Fund's total assets may be invested in any one municipality, which could increase this risk.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

J.P. MORGAN TAX FREE INCOME FUND


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.[GRAPHIC OF GLOBE]

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman Municipal Bond Index, a widely recognized market benchmark, and the Lipper General Municipal Debt Funds Index.


All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase in a tax-free reorganization. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[GRAPHIC OF GLOBE]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

[CHART]

     1991        11.48%
     1992         9.13%
     1993        11.32%
     1994        -3.88%
     1995        14.44%
     1996         4.09%
     1997         9.11%
     1998         6.49%
     1999        -3.26%
     2000        11.68%

BEST QUARTER                 5.72%
                 1ST QUARTER, 1995

WORST QUARTER               -3.29%
                 1ST QUARTER, 1994

J.P. MORGAN TAX FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000
                                               PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES                    11.68%         5.49%            6.89%
---------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX                   11.68%         5.84%            7.32%
---------------------------------------------------------------------------------------------
 LIPPER GENERAL MUNICIPAL DEBT
 FUNDS INDEX                                   11.10%         4.99%            6.79%
---------------------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
--------------------------------------------------------------------------------
 NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                    TOTAL ANNUAL
                    MANAGEMENT      DISTRIBUTION      OTHER         FUND OPERATING
 CLASS OF SHARES    FEE             (12B-1) FEE       EXPENSES      EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS              0.30%           NONE              0.45%#        0.75%#
----------------------------------------------------------------------------------

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

# RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE
  ARRANGEMENTS.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS THAT YOU MAY INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvested all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES     $77         $240         $417         $930
--------------------------------------------------------------------------------

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

[SIDENOTE]

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.



THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of its total assets in New York municipal obligations whose interest payments are:

- excluded from gross income and exempt from New York State and New York City income taxes

-    excluded from the federal alternative minimum tax on individuals

New York municipal obligations are those issued by New York State, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

The average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.[GRAPHIC OF GLOBE]

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in New York Intermediate Tax Free Income Fund.


The principal value of fixed-income investments tends to fall when prevailing interest rates rise.


The Fund invests primarily in New York State and its municipalities and public authorities. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's total assets are invested in any one municipality, this risk could increase.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.[GRAPHIC OF GLOBE]


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman New York Municipal Bond Index and the Lehman Municipal Bond Index, both widely recognized market benchmarks, and the Lipper New York Municipal Debt Funds Index.


All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase in a tax-free reorganization. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[GRAPHIC OF GLOBE]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

[CHART]

     1991        11.82%
     1992         9.08%
     1993        11.28%
     1994        -5.81%
     1995        15.42%
     1996         3.06%
     1997         8.46%
     1998         6.45%
     1999        -1.41%
     2000         9.93%

BEST QUARTER                 5.82%
                  1ST QUARTER 1995

WORST QUARTER               -4.27%
                 1ST QUARTER, 1994

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000
                                               PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES                     9.93%         5.23%            6.64%
---------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX                   11.68%         5.84%            7.32%
---------------------------------------------------------------------------------------------
 LEHMAN NEW YORK MUNICIPAL
 BOND INDEX                                    12.01%         6.17%            7.96%@
---------------------------------------------------------------------------------------------
 LIPPER NEW YORK MUNICIPAL
 DEBT FUNDS INDEX                              12.16%         4.88%            6.82%
---------------------------------------------------------------------------------------------

@ REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (JUNE 30, 1993). THE
  BENCHMARK LACKS TEN YEARS OF HISTORY.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
--------------------------------------------------------------------------------
 NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                    TOTAL ANNUAL
                    MANAGEMENT      DISTRIBUTION      OTHER         FUND OPERATING
 CLASS OF SHARES    FEE             (12B-1) FEE       EXPENSES      EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS              0.30%           NONE              0.47%#        0.77%#
----------------------------------------------------------------------------------

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

# RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE
  ARRANGEMENTS.

THE ACTUAL OTHER EXPENSES ARE CURRENTLY EXPECTED TO BE 0.45% AND TOTAL ANNUAL FUND OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.75%. THAT IS BECAUSE
J.P. MORGAN FLEMING ASSET MANAGEMENT (USA), INC. (JPMFAM (USA)) AND SOME OF THE FUND'S OTHER SERVICE PROVIDERS HAVE VOLUNTEERED NOT TO COLLECT A PORTION OF THEIR FEES AND TO REIMBURSE OTHERS. JPMFAM (USA) AND THESE OTHER SERVICE PROVIDERS MAY TERMINATE THIS ARRANGEMENT AT ANY TIME.


THE TABLE DOES NOT REFLECT CHARGES OR CREDITS THAT YOU MAY INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvested all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES     $79         $246         $428         $954
--------------------------------------------------------------------------------

J.P. MORGAN NEW JERSEY TAX FREE INCOME FUND
--------------------------------------------------------------------------------

[SIDENOTE]

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from the New Jersey gross income tax, that state's personal income tax.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of its total assets in New Jersey municipal obligations whose interest payments are:

- excluded from gross income and exempt from New Jersey income taxes

- excluded from the federal alternative minimum tax on individuals


New Jersey municipal obligations are those issued by the State of New Jersey, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along

J.P. MORGAN NEW JERSEY TAX FREE INCOME FUND

the yield curve in an attempt to maximize investment returns while minimizing risk.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.[GRAPHIC OF GLOBE]


[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in New Jersey Tax Free Income Fund.


The principal value of fixed-income investments tends to fall when prevailing interest rates rise.


The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's total assets are invested in any one municipality, this risk could increase.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government con-

J.P. MORGAN NEW JERSEY TAX FREE INCOME FUND

trols, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.[GRAPHIC OF GLOBE]


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman Municipal Bond Index, Lehman 7-Year Municipal Bond Index and Lehman Quality Intermediate Index, widely recognized market benchmarks, and the Lipper New Jersey Municipal Debt Funds Average.


All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase in a tax-free reorganization. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[GRAPHIC OF GLOBE]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

[CHART]

     1991        10.05%
     1992         6.70%
     1993         9.89%
     1994        -2.38%
     1995        11.72%
     1996         3.16%
     1997         7.66%
     1998         6.20%
     1999        -1.93%
     2000        11.46%

BEST QUARTER                 4.96%
                 4TH QUARTER, 2000

WORST QUARTER               -2.60%
                 1ST QUARTER, 1994

J.P. MORGAN NEW JERSEY TAX FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000
                                               PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES                    11.46%         5.21%            6.14%
---------------------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX                   11.68%         5.84%            7.32%
---------------------------------------------------------------------------------------------
 LEHMAN 7-YEAR MUNICIPAL
 BOND INDEX                                     9.07%         5.39%            6.75%
---------------------------------------------------------------------------------------------
 LEHMAN QUALITY INTERMEDIATE
 INDEX                                          8.63%         5.26%            5.45%@
---------------------------------------------------------------------------------------------
 LIPPER NEW JERSEY MUNICIPAL
 DEBT FUNDS AVERAGE                            11.08%         4.75%            6.57%
---------------------------------------------------------------------------------------------

@ REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (JUNE 30, 1993). THE
  BENCHMARK LACKS TEN YEARS OF HISTORY.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
--------------------------------------------------------------------------------
 NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                    TOTAL ANNUAL
                    MANAGEMENT      DISTRIBUTION      OTHER         FUND OPERATING
 CLASS OF SHARES    FEE             (12B-1) FEE       EXPENSES      EXPENSES
----------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS              0.30%           NONE              0.64%#        0.94%#
----------------------------------------------------------------------------------

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

# RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE
  ARRANGEMENTS.

THE ACTUAL OTHER EXPENSES ARE CURRENTLY EXPECTED TO BE 0.45% AND TOTAL ANNUAL FUND OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.75%. THAT IS BECAUSE
J.P. MORGAN FLEMING ASSET MANAGEMENT (USA), INC. (JPMFAM (USA)) AND SOME OF THE FUND'S OTHER SERVICE PROVIDERS HAVE VOLUNTEERED NOT TO COLLECT A PORTION OF THEIR FEES AND TO REIMBURSE OTHERS. JPMFAM (USA) AND THESE OTHER SERVICE PROVIDERS MAY TERMINATE THIS ARRANGEMENT AT ANY TIME.


THE TABLE DOES NOT REFLECT CHARGES OR CREDITS THAT YOU MAY INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvested all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES     $96         $300         $520         $1,155
--------------------------------------------------------------------------------

THE FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)) is the investment adviser to each Fund. JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.


Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the fiscal year ended August 31, 2000, Chase was paid management fees (net of waivers) of 0.24% as a percentage of average daily net assets of the Funds.

PORTFOLIO MANAGERS


TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND


Pamela Hunter and Richard Taormina are responsible for the day-to-day management of each of the Funds since they began. Ms. Hunter is a Managing Director at JPMFAM (USA) and heads the team providing tax exempt strategy, research and portfolio managment. She has been employed at JPMFAM (USA) and its predecessors since 1980. Mr. Taormina is a Municipal Portfolio Manager and Analyst at
JPMFAM (USA). He joined the company in October 1997. Before joining
JPMFAM (USA), he was a Senior Municipal Bond Trader at The Vanguard Group of Investment Companies, beginning in 1990.

INTERMEDIATE TAX FREE INCOME FUND

Ms. Hunter and Carolyn J. Gill are responsible for the day-to-day management of the Intermediate Tax Free Income Fund. Ms. Gill is a Vice President and Senior Portfolio Manager at JPMFAM (USA). She has been employed at Chase and its predecessors since 1986.[GRAPHIC OF GLOBE]

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

WHO MAY BUY THESE SHARES

Only qualified investors may buy shares. Qualified Fund investors are trusts, fiduciary accounts and investment management clients of Chase, other financial institutions or their affiliates. The financial institution must have an agreement with the Funds to buy and sell shares.

Financial institutions may set other eligibility requirements, including minimum investments. They must maintain at least $5 million in an account with one or more J.P. Morgan Funds on behalf of their clients. If you are no longer a qualified investor, your financial institution may redeem your shares or allow you to keep holding your shares through a separate account. If you hold Fund shares through a separate account, you may incur additional fees. The Funds may refuse to sell Fund shares to any institution.

BUYING FUND SHARES

THROUGH YOUR FINANCIAL INSTITUTION
Tell Chase or your financial institution which Funds you want to buy. Your financial institution is responsible for forwarding orders in a timely manner. Your financial institution may impose different minimum investments and earlier deadlines to buy shares.

The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. If the account administrator at your financial institution receives your order in proper form before the New York Stock Exchange closes regular trading (or the institution's earlier deadline, if any) and the order, along with payment in federal funds, is received by the Funds before they close for business, your order will be confirmed at that day's net asset value. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time.) Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

You can buy shares on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account.

Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

The Fund will not issue certificates for shares.

SELLING FUND SHARES

THROUGH YOUR FINANCIAL INSTITUTION
Tell your financial institution which Funds you want to sell. You must supply the names of the registered shareholders on your account and your account number. Your financial institution is responsible for sending the Funds all necessary documents and may charge you for this service.

You can sell some or all of your shares on any day the J.P. Morgan Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the J.P. Morgan Funds Service Center receives your order in proper form from your financial institution. If the Fund receives your order before the New York Stock Exchange closes regular trading, you will receive that day's net asset value.

The Funds generally send proceeds of the sale in federal funds to your financial institution on the business day after the Fund receives your request in proper form.

Under unusual circumstances, the Funds may stop accepting orders to sell shares or postpone payment for more than seven days, as federal securities laws permit.

HOW YOUR ACCOUNT WORKS

OTHER INFORMATION CONCERNING THE FUNDS

You may authorize your financial institution to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your financial institution has a responsibility to take all reasonable precautions to confirm that the instructions are genuine. If your financial institution fails to use such reasonable precautions, it may be liable for any losses due to unauthorized or fraudulent instructions. Investors agree, however, that they will not hold the Funds or their financial institution or any of their agents liable for any losses or expenses arising from any sales request, if reasonable precautions are taken.

Your financial institution may offer other services. These could include special procedures for buying and selling Fund shares, such as pre-authorized or systematic buying and selling plans. Each financial institution may establish its own terms and conditions for these services.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Shares of each Fund held by investors serviced by the shareholder servicing agent.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

JPM Fund Distributors, Inc. (JPA), a subsidiary of The BISYS Group, Inc., is the Funds' distributor. JPM is unaffiliated with Chase.

DISTRIBUTIONS AND TAXES

Each Fund can earn income and it can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Each Fund distributes net capital gain at least annually. You have three options for your distributions. You may: reinvest all of them in additional Fund shares without a sales charge; take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or take all distributions in cash or as a deposit in a pre-assigned bank account.

If your financial institution does not offer distribution reinvestment or if you don't select an option when you open your account, we'll pay all dis-tributions in cash. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on tax-exempt income from New Jersey municipal obligations. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even thought the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of the tax implications of investing in the Funds. Please consult your tax adviser to see how investing in the Funds will affect your own tax situation.[GRAPHIC OF GLOBE]

WHAT THE TERMS MEAN
--------------------------------------------------------------------------------

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: the average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

INVESTMENT ADVISORY FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder-servicing agents to provide certain support services for your account.[GRAPHIC OF GLOBE]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).


The following tables provide selected per share data and ratios for one Institutional Class Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended August 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

J.P. MORGAN INTERMEDIATE TAX FREE INCOME FUND*


                                                Year       Year       Year   1/1/97**
                                               ended      ended      ended    through
                                             8/31/00    8/31/99    8/31/98    8/31/97
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.42     $10.93     $10.85     $10.75
-------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                        0.46       0.52       0.56       0.39
   Net gain or losses in securities
   (both realized and unrealized)               0.10      (0.39)      0.29       0.10
                                              ------     ------     ------     ------
   Total from investment operations             0.56       0.13       0.85       0.49
                                              ------     ------     ------     ------
  Less distributions:

   Dividends from net investment income         0.46       0.52       0.56       0.39
   Distributions from capital gains             0.06       0.12       0.21         --
                                              ------     ------     ------     ------

   Total distributions                          0.52       0.64       0.77       0.39
-------------------------------------------------------------------------------------
Net asset value, end of period                $10.46     $10.42     $10.93     $10.85
-------------------------------------------------------------------------------------

TOTAL RETURN                                   5.54%      1.15%      8.08%      4.58%
=====================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of period (millions)            $694       $729       $717       $631
-------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
Expenses                                       0.57%      0.03%      0.02%      0.02%
-------------------------------------------------------------------------------------
Net investment income                          4.49%      4.81%      5.10%      5.40%
-------------------------------------------------------------------------------------
Expenses without waivers,
reimbursements and earnings credits            0.66%      0.50%      0.50%      0.50%
-------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            4.40%      4.34%      4.62%      4.92%
-------------------------------------------------------------------------------------
Portfolio turnover rate                          60%        62%        71%        60%
-------------------------------------------------------------------------------------


 * Formerly Chase Vista Intermediate Tax Free Income Fund.
** Commencement of operations.
 # Short periods have been annualized.

FINANCIAL HIGHLIGHTS

J.P. MORGAN TAX FREE INCOME FUND*


                                                Year       Year       Year   1/1/97**
                                               ended      ended      ended    through
                                             8/31/00    8/31/99    8/31/98    8/31/97
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $6.19      $6.60      $6.45      $6.39
-------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                        0.30       0.34       0.35       0.24
   Net gain or losses in securities
   (both realized and unrealized)               0.06      (0.37)      0.21       0.06
                                              ------     ------     ------     ------
   Total from investment operations             0.36      (0.03)      0.56       0.30
                                              ------     ------     ------     ------
  Less distributions:
   Dividends from net investment income         0.30       0.34       0.35       0.24
   Distributions from capital gains               --       0.04       0.06         --
                                              ------     ------     ------     ------
   Total distributions                          0.30       0.38       0.41       0.24
-------------------------------------------------------------------------------------
Net asset value, end of period                 $6.25      $6.19      $6.60      $6.45
-------------------------------------------------------------------------------------

TOTAL RETURN                                   6.11%     (0.63%)     8.99%      4.86%
=====================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of period (millions)            $753       $744       $761       $677
-------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
Expenses                                       0.57%      0.03%      0.02%      0.02%
-------------------------------------------------------------------------------------
Net investment income                          4.98%      5.25%      5.39%      5.73%
-------------------------------------------------------------------------------------
Expenses without waivers,
reimbursements and earnings credits            0.66%      0.50%      0.50%      0.49%
-------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            4.89%      4.78%      4.91%      5.26%
-------------------------------------------------------------------------------------
Portfolio turnover rate                          35%        39%        47%        48%
-------------------------------------------------------------------------------------


 * Formerly Chase Vista Tax Free Income Fund.
** Commencement of operations.
 # Short periods have been annualized.

FINANCIAL HIGHLIGHTS

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND*


                                                Year       Year       Year   1/1/97**
                                               ended      ended      ended    through
                                             8/31/00    8/31/99    8/31/98    8/31/97
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $6.91      $7.29      $7.15      $7.09
-------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                        0.31       0.35       0.37       0.26
   Net gain or losses in securities
     (both realized and unrealized)             0.10      (0.31)      0.21       0.06
                                              ------     ------     ------     ------
   Total from investment operations             0.41       0.04       0.58       0.32
                                              ------     ------     ------     ------
  Less distributions:
   Dividends from net investment income         0.31       0.35       0.37       0.26
   Distributions from capital gains               --       0.07       0.07         --
                                              ------     ------     ------     ------
   Total distributions                          0.31       0.42       0.44       0.26
-------------------------------------------------------------------------------------
Net asset value, end of period                 $7.01      $6.91      $7.29      $7.15
-------------------------------------------------------------------------------------

TOTAL RETURN                                   6.13%      0.38%      8.37%      4.62%
=====================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of period (millions)            $277       $295       $283       $235
-------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
Expenses                                       0.58%      0.04%      0.03%      0.03%
-------------------------------------------------------------------------------------
Net investment income                          4.48%      4.85%      5.08%      5.52%
-------------------------------------------------------------------------------------
Expenses without waivers,
reimbursements and earnings credits            0.70%      0.53%      0.53%      0.53%
-------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            4.36%      4.36%      4.58%      5.02%
-------------------------------------------------------------------------------------
Portfolio turnover rate                          46%        39%        66%        32%
-------------------------------------------------------------------------------------


 * Formerly Chase Vista New York Intermediate Tax Free Income Fund. ** Commencement of operations.
 # Short periods have been annualized.

FINANCIAL HIGHLIGHTS


J.P. MORGAN NEW JERSEY TAX FREE INCOME FUND*


                                                Year       Year       Year   1/1/97**
                                               ended      ended      ended    through
                                             8/31/00    8/31/99    8/31/98    8/31/97
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------
Net asset value, beginning of period           $9.61     $10.24     $10.04      $9.99
-------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                        0.44       0.49       0.52       0.37
   Net gain or losses in securities
     (both realized and unrealized)             0.12      (0.45)      0.24       0.05
                                              ------     ------     ------     ------
   Total from investment operations             0.56       0.04       0.76       0.42
                                              ------     ------     ------     ------
  Less distributions:
   Dividends from net investment income         0.44       0.49       0.52       0.37
   Distributions from capital gains               --       0.18       0.04         --
                                              ------     ------     ------     ------
   Total distributions                          0.44       0.67       0.56       0.37
-------------------------------------------------------------------------------------
Net asset value, end of period                 $9.73      $9.61     $10.24     $10.04
-------------------------------------------------------------------------------------

TOTAL RETURN                                   6.08%      0.37%      7.82%      4.20%
=====================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of period (millions)             $73        $68        $71        $64
-------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
Expenses                                       0.59%      0.04%      0.02%      0.02%
-------------------------------------------------------------------------------------
Net investment income                          4.67%      4.94%      5.16%      5.52%
-------------------------------------------------------------------------------------
Expenses without waivers,
reimbursements and earnings credits            0.82%      0.63%      0.63%      0.57%
-------------------------------------------------------------------------------------
Net investment income without waivers,
reimbursements and earnings credits            4.44%      4.35%      4.55%      4.97%
-------------------------------------------------------------------------------------
Portfolio turnover rate                          48%        24%        60%        14%
-------------------------------------------------------------------------------------


 * Formerly Chase Vista New Jersey Tax Free Income Fund.
** Commencement of operations.
 # Short periods have been annualized.

J.P. MORGAN    HOW TO REACH US
--------------------------------------------------------------------------------

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


J.P. MORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the Internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-7843


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

--------------------------------------------------------------------------------
PROSPECTUS FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                             J.P. Morgan
                                             Tax Free
                                             Income
                                             Funds


                                             THIS PROSPECTUS OFFERS:

                                             CLASS A, CLASS B AND CLASS C SHARES

TAX FREE INCOME
FUND

NEW YORK
INTERMEDIATE
TAX FREE INCOME
FUND

CALIFORNIA
INTERMEDIATE
TAX FREE
FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                         -----------------------
                                                         [LOGO] JPMorgan Fleming
                                                         Asset Management

                                                                     XXXX-1-201X

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

TAX FREE INCOME FUND                                                           1

NEW YORK INTERMEDIATE TAX FREE INCOME
FUND                                                                           9

CALIFORNIA INTERMEDIATE TAX FREE FUND                                         18

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER                                                        25

PORTFOLIO MANAGERS                                                            26

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS                                                        27
--------------------------------------------------------------------------------

ABOUT SALES CHARGES                                                           27

BUYING FUND SHARES                                                            29

SELLING FUND SHARES                                                           31

EXCHANGING FUND SHARES                                                        32

OTHER INFORMATION CONCERNING THE FUNDS                                        32

DISTRIBUTIONS AND TAXES                                                       33

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                          35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT THE TERMS MEAN                                                           36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS OF THE FUNDS                                             38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORE INFORMATION                                                      BACK COVER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN TAX FREE INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide monthly dividends that are excluded from gross income and to protect the value of your investment by investing primarily in municipal obligations.


The Fund's main investment strategy

As a fundamental policy, the Fund normally invests at least 80% of its total assets in municipal obligations whose interest payments are:


o     excluded from gross income

o     excluded from the federal alternative minimum tax on individuals


The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

J.P. MORGAN TAX FREE INCOME FUND


Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.


The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Tax Free Income Fund.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.


A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity. A number of issuers have a recent history of significant financial difficulties. More than 5% of the Fund's assets may be invested in any one municipality, which could increase this risk.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government

J.P. MORGAN TAX FREE INCOME FUND


controls, or regulations that don't match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman Municipal Bond Index, a widely recognized market benchmark, and the Lipper General Municipal Debt Funds Index.

The performance for the period before Class A shares were launched on February 16, 2001 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase in a tax-free reorganization. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


The bars for 1991-2000 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991           11.48%

1992            9.13%

1993           11.32%

1994           -3.88%

1995           14.44%

1996            4.09%

1997            9.11%

1998            6.49%

1999           -3.26%

2000           11.68%

--------------------------------------------------------------------------------
BEST QUARTER                                                               5.72%
--------------------------------------------------------------------------------
                                                               1st quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -3.29%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

J.P. MORGAN TAX FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000:


                                    PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                              6.71%          4.53%          6.40%
--------------------------------------------------------------------------------
CLASS B                              6.68%          5.17%          6.89%
--------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX         11.68%          5.84%          7.32%
--------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL
DEBT FUNDS INDEX                    11.10%          4.99%          6.79%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on February 16, 2001. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Institutional Class shares.

Fees and expenses

This table describes the fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------
CLASS B SHARES                  NONE                            5.00%
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
CLASS OF SHARES     FEES              (12b-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.64%             1.19%
--------------------------------------------------------------------------------------------
CLASS B             0.30%             0.75%              0.64%             1.69%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.


The actual Distribution Fees for Class A shares are currently expected to be 0.00%, the actual Other Expenses for Class A and B shares are expected to be 0.45% and 0.59%, respectively and Total Annual Fund Operating Expenses for Class A and B shares are not expected to exceed 0.75% and 1.64%, respectively. That is because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.

The table does not reflect charges or credits that you may incur if you invest through a financial institution.

J.P. MORGAN TAX FREE INCOME FUND


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvested all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $566          $811           $1,075        $1,828
--------------------------------------------------------------------------------
CLASS B SHARES**            $672          $833           $1,118        $1,865***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $172          $533           $918          $1,865***
--------------------------------------------------------------------------------


*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

The Fund's objective

The Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.


The Fund's main investment strategy

As a fundamental policy, the Fund normally invests at least 80% of its total assets in New York municipal obligations whose interest payments are:


o excluded from gross income and exempt from New York State and New York City income taxes

o     excluded from the federal alternative minimum tax on individuals

New York municipal obligations are those issued by New York State, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.


The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

The average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.


The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in New York Intermediate Tax Free Income Fund.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.


The Fund invests primarily in New York State and its municipalities and public authorities. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's assets are invested in any one municipality, this risk could increase.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman New York Municipal Bond Index and the Lehman Municipal Bond Index, both widely recognized market benchmarks, and the Lipper New York Municipal Debt Funds Index.

The performance for the period before Class A shares were launched on February 16, 2001 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.


On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase in a tax-free reorganization. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


The bars for 1991-2000 are based upon performance for Institutional Class shares of the Fund.


   [The following table was depicted as a bar chart in the printed material.]

1991           11.82%

1992            9.08%

1993           11.28%

1994           -5.81%

1995           15.42%

1996            3.06%

1997            8.46%

1998            6.45%

1999           -1.41%

2000            9.93%


--------------------------------------------------------------------------------
BEST QUARTER                                                               5.82%
--------------------------------------------------------------------------------
                                                               1st quarter, 1995


--------------------------------------------------------------------------------
WORST QUARTER                                                             -4.27%
--------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000:


                                    PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A                              4.99%          4.26%          6.16%
--------------------------------------------------------------------------------
CLASS B                              4.93%          4.90%          6.65%
--------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX         11.68%          5.84%          7.32%
--------------------------------------------------------------------------------
LEHMAN NEW YORK MUNICIPAL
BOND INDEX                          12.01%          6.17%          7.96% @
--------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL
DEBT FUNDS INDEX                    12.16%          4.88%          6.82%
--------------------------------------------------------------------------------


@ Reflects the average annual return since inception (June, 1993). The benchmark lacks ten years of history.


The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on February 16, 2001. The performance for the period before Class B shares were launched is based on the performance of Institutional Class shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Institutional Class shares.

J.P. MORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


Fees and expenses

This table describes the fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE            MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY             CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE       LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)               PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
CLASS A SHARES                  4.50%                           NONE
--------------------------------------------------------------------------------------------
CLASS B SHARES                  NONE                            5.00%
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL
                                                                           ANNUAL FUND
                    MANAGEMENT        DISTRIBUTION       OTHER             OPERATING
CLASS OF SHARES     FEES              (12b-1) FEES       EXPENSES          EXPENSES
--------------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              0.63%             1.18%
--------------------------------------------------------------------------------------------
CLASS B             0.30%             0.75%              0.63%             1.68%
--------------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*     The table is based on estimated expenses for the current fiscal year.


The actual Distribution Fees for Class A shares are currently expected to be 0.00%, the actual Other Expenses for Class A and B shares are expected to be 0.45% and 0.59%, respectively and Total Annual Fund Operating Expenses for Class A and B shares are not expected to exceed 0.75% and 1.64%, respectively. That is because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.

The table does not reflect charges or credits that you may incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvested all of your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*             $565          $808           $1,070        $1,817
--------------------------------------------------------------------------------
CLASS B SHARES**            $671          $830           $1,113        $1,854***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                            1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES              $171          $530           $913          $1,854***
--------------------------------------------------------------------------------


*     Assumes sales charge is deducted when shares are purchased.

**    Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
J.P. MORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND
--------------------------------------------------------------------------------


The Fund's objective

The Fund seeks to provide current income which is exempt from federal and California personal income taxes.

The Fund's main investment strategy

As a fundamental policy, the Fund normally invests at least 80% of its total assets in California municipal obligations and other securities which generate interest that is exempt from federal, California and local income taxes, and from federal alternative minimum tax on individuals.

California obligations are those issued by the State of California, its political subdivisions, authorities and corporations.

The Fund invests in securities that are rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent rating by another national rating organization or unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

J.P. MORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND

The Fund's portfolio has an average maturity of 10 years or less.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay dividends subject to federal and California personal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow participation in municipal lease agreements or installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

FREQUENCY OF TRADING

How frequently the Fund will buy and sell securities will vary from year to year, depending on the market conditions.

J.P. MORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND


The Fund's main investment risks


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in California Intermediate Tax Free Fund.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.


The Fund invests primarily in the State of California and its municipalities and public authorities. If the state or any of these local government bodies gets into financial difficulties, it could have trouble making interest and principal payments. This would diminish the Fund's returns and its ability to preserve capital and liquidity. Some California municipalities, as well as the State of California and certain counties, have recently encountered financial difficulties. Orange County, for instance, recently defaulted on its debt. If the Fund invests more than 5% of its assets in any one municipality, this risk could increase.


Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for this purpose. Some securities, such as municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund may invest in municipal obligations backed by foreign institutions. These could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.


The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligations to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

J.P. MORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one and five years and since inception. It compares that performance to the Lehman Municipal Bond Index and the Lehman California Intermediate Municipal Bond Index, both widely recognized benchmarks for income funds, and the Lipper California Intermediate Municipal Debt Funds Average.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


   [The following table was depicted as a bar chart in the printed material.]

1994           -3.22%

1995           14.34%

1996            4.21%

1997            7.47%

1998            6.08%

1999           -1.16%

2000           10.96%


--------------------------------------------------------------------------------
BEST QUARTER                                                               5.66%
--------------------------------------------------------------------------------
                                                               1st quarter, 1995

--------------------------------------------------------------------------------
WORST QUARTER                                                             -3.60%
-------------------------------------------------------------------------------
                                                               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                                                       SINCE
                                                                       INCEPTION
                                        PAST 1 YEAR     PAST 5 YEARS   (7/16/93)
--------------------------------------------------------------------------------
CLASS A                                  5.97%          4.47%          4.77%
--------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX             11.68%          5.84%          6.03%
--------------------------------------------------------------------------------
LEHMAN CALIFORNIA INTERMEDIATE
MUNICIPAL BOND INDEX                     9.70%          5.57%          5.85%
--------------------------------------------------------------------------------
LIPPER CALIFORNIA INTERMEDIATE
MUNICIPAL DEBT FUNDS AVERAGE             9.48%          5.04%          5.14%
--------------------------------------------------------------------------------

The performance for Class A shares reflects the deduction of the maximum front-end sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                MAXIMUM SALES CHARGE
                                (LOAD) WHEN YOU BUY             MAXIMUM DEFERRED SALES
                                SHARES, SHOWN AS % OF THE       CHARGE (LOAD) WHEN YOU
                                OFFERING PRICE(1)               SELL SHARES
-----------------------------------------------------------------------------------------
CLASS A                         4.50%                           NONE
-----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                           TOTAL ANNUAL
CLASS OF            MANAGEMENT        DISTRIBUTION       OTHER             FUND OPERATING
SHARES              FEES              (12B-1) FEES       EXPENSES          EXPENSES
-----------------------------------------------------------------------------------------
CLASS A             0.30%             0.25%              1.00%             1.55%
-----------------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses incurred during the most recent fiscal year.


The actual Management Fees are currently expected to be 0.00%, actual Distribution Fees are expected to be 0.00%, actual Other Expenses are expected to be 0.60% and Total Annual Fund Operating Expenses are not expected to exceed 0.60%. That is because J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM (USA) and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits that you may incur if you invest through a financial institution.

J.P. MORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000

o     you sell all your shares at the end of the period

o     your investment has a 5% return each year

o     you reinvested all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*              $601          $917           $1,257        $2,212
--------------------------------------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Funds' investment adviser


J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (J.P. Morgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


                                                 Fiscal Year
Fund                                                Ended            %
--------------------------------------------------------------------------------
Tax Free Income Fund                            Aug. 31, 2000      0.24%
New York Intermediate
  Tax Free Income Fund                          Aug. 31, 2000      0.24%
California Intermediate
  Tax Free Fund                                 Aug. 31, 2000      0.00%

THE FUNDS' INVESTMENT ADVISER


Portfolio Managers



TAX FREE INCOME FUND, NEW YORK INTERMEDIATE TAX FREE INCOME FUND



Pamela Hunter and Richard Taormina are responsible for the day-to-day management of each of the Funds since they began. Ms. Hunter is a Managing Director at JPMFAM (USA) and heads the team providing fixed-income strategy and product development. She has held these positions for over five years and has worked for JPMFAM (USA) and its predecessors since 1980. Mr. Taormina is a Municipal Portfolio Manager and Analyst at JPMFAM (USA). He joined the company in October 1997. Before joining JPMFAM (USA), he was a Senior Municipal Bond Trader at The Vanguard Group of Investment Companies, beginning in 1990.


CALIFORNIA INTERMEDIATE TAX FREE FUND


Ms. Hunter is responsible for the day-to-day management of the Fund. She has been responsible for the Fund since its inception.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges

There is a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later. There is no sales charge on the reinvestment of distributions.


The California Intermediate Tax Free Fund offers only A shares. For the Tax Free Income Fund, and New York Intermediate Tax Free Income Fund, you have a choice of two different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them.


There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the two sales charges work.

HOW YOUR ACCOUNT WORKS


CLASS A SHARES


The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value (NAV) plus the initial sales charge. NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.


The Fund receives the net asset value.

                     TOTAL SALES CHARGE

                     AS % OF THE    AS %
AMOUNT OF            OFFERING       OF NET
INVESTMENT           PRICE          AMOUNT
INA FUND             PER SHARE      INVESTED
--------------------------------------------
LESS THAN
$100,000             4.50%          4.71%
--------------------------------------------
$100,000 BUT
UNDER $250,000       3.75%          3.90%
--------------------------------------------
$250,000 BUT
UNDER $500,000       2.50%          2.56%
--------------------------------------------
$500,000 BUT
UNDER $1 MILLION     2.00%          2.04%
--------------------------------------------

There is no initial sales charge for investments of $1 million or more in a Fund.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets cheaper the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR         DEFERRED SALES CHARGE
-----------------------------------------
1            5%
-----------------------------------------
2            4%
-----------------------------------------
3            3%
-----------------------------------------
4            3%
-----------------------------------------
5            2%
-----------------------------------------
6            1%
-----------------------------------------
7            NONE
-----------------------------------------
8            NONE
-----------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distribution can be sold without a deferred sales charge.


JPM Fund Distributors Inc. (JPM) is the distributor for the Funds. It's a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase. The Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Bond Fund have each adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares. The Intermediate Bond Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.25% of the Fund's average daily net assets.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred. Because 12b-1 expenses are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CLASS A OR CLASS B: WHICH IS BETTER?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual operating expenses deducted from the Fund's assets.

Your investment representative should be able to advise you about the best class of shares for you.

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks.

Your representative may set different minimum investments and earlier deadlines to buy and sell shares.


Through the J.P. Morgan Funds Service Center


Complete the application form and mail it along with a check for the amount you want to invest to:


J.P. Morgan Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392


Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later.


Whether you choose Class A or Class B shares, the price of the shares is based on the NAV per share. You'll pay the public offering price which is based on the next NAV calculated after the J.P. Morgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day based on prices at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The J.P. Morgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

HOW YOUR ACCOUNT WORKS

The J.P. Morgan Funds Service Center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. Normally, if the J.P. Morgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account.

Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


--------------------------------------------------------------------------------
J.P. MORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
1-800-348-4782
--------------------------------------------------------------------------------


MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
TYPE OF                                           INITIAL            ADDITIONAL
ACCOUNT                                           INVESTMENT         INVESTMENTS
--------------------------------------------------------------------------------
REGULAR
ACCOUNT                                           $2,500             $100
--------------------------------------------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN                                              $1,000             $100
--------------------------------------------------------------------------------
IRAs                                              $1,000             $100
--------------------------------------------------------------------------------
SEP-IRAs                                          $1,000             $100
--------------------------------------------------------------------------------
EDUCATION
IRAs                                              $  500             $100
--------------------------------------------------------------------------------


Make your check out to J.P. Morgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell shares you bought by check for 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. This could take more than seven business days. Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the J.P. Morgan Funds Service Center doesn't receive payment by 4:00 pm Eastern time on the day you buy.


If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days, or if you sell $25,000 or more worth of Fund shares by phone, we'll send the proceeds via electronic transfer or by wire only to a bank account on our records. We charge $10 for each transaction by wire.


Or

Send a signed letter with your instructions to:


J.P. Morgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.


You can sell your shares on any day the J.P. Morgan Funds Service

Center is accepting purchase orders, either directly or through your investment representative. You'll receive the next NAV calculated after the J.P. Morgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the J.P. Morgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o     you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Funds Service Center for more details.

HOW YOUR ACCOUNT WORKS


Exchanging Fund shares


You can exchange your shares for shares of the same class of certain other J.P. Morgan Funds at net asset value. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares three ways:

Through your investment representative


Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the J.P. Morgan Funds Service Center. Your representative might charge you for this service.

Through the J.P. Morgan Funds Service Center

Call 1-800-348-4782 to ask for details.


Through a Systematic Exchange Plan


You can automatically exchange money from one J.P. Morgan account to another of the same class. Call the J.P. Morgan Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another J.P. Morgan Fund, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the section on Statement of Additional Information to find out more about the exchange privilege.


Other information concerning the Funds

We may close your Fund account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. A Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the J.P. Morgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B shares of a Fund held by customers of the shareholder servicing agent.


JPMFAM (USA) and/or JPM may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of a Fund held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A shares of the California Intermediate Tax Free Fund and Class A and Class B Shares of the Tax Free Income Fund, New York Intermediate Tax Free Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


JPMFAM (USA) and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds will deduct from these earnings any expenses and then pay to shareholders the distributions.

The Funds declare dividends daily and distribute the net investment income and tax-exempt interest income monthly. Net capital gain is

HOW YOUR ACCOUNT WORKS


distributed annually. You have three options for your distributions.

o     Reinvest all of them in additional Fund shares without a sales charge;

o Take distributions of net investment income and tax-exempt interest income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o Take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes but will generally be subject to state and local taxes. However, for the New York Tax Free Intermediate Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the J.P. Morgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN


You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 of Class A shares or $20,000 of Class B shares to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE


You can transfer assets automatically from one Morgan account to another on a regular basis. It's a free service.

What the terms mean


COLLATERALIZED MORTGAGE

OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.


DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: the average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

FORWARD COMMITMENTS: a type of investment where the Fund buys securities to be delivered in the future.

INTEREST RATE CAPS: financial instruments where payment occurs if an interest rate index exceeds the cap rate. The cap rate is set ahead of time and is tied to a specific index.

INVERSE FLOATERS: instruments whose interest rates move in the opposite direction from the interest rate on another security or the value of an index.

LIQUIDITY: liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

MUNICIPAL LEASE OBLIGATIONS: these provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For these securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not subject to federal income taxes.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded.

YIELD CURVE: a measure showing the relationship among yields of similar bonds with different maturities.

ZERO COUPON SECURITIES: debt securities which do not pay regular interest payments. Instead, they are sold at substantial discounts from their value at maturity.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Class A share and, where applicable, one Class B share outstanding throughout each period shown.

This information is supplemented by the financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended August 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

J.P. Morgan California Intermediate Tax Free Fund*

                                                   Year            Year             Year           Year           Year
                                                  ended           ended            ended          ended          ended
                                                8/31/00         8/31/99          8/31/98        8/31/97        8/31/96
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $9.79          $10.29           $10.07          $9.81          $9.89
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                          0.42            0.41             0.45           0.46           0.48
    Net gains or (losses) in securities
    (both realized and unrealized)                 0.31           (0.37)            0.32           0.26           0.01

    Total from investment
    operations                                     0.73            0.04             0.77           0.72           0.49

  Less distributions:
    Dividends from net investment income           0.42            0.41             0.45           0.33           0.48
    Distributions from capital gains               0.10            0.13             0.10           0.13           0.09

    Total distributions                            0.52            0.54             0.55           0.46           0.57
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.00           $9.79           $10.29         $10.07          $9.81
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                    7.83%           0.28%            7.81%          7.46%          5.00%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                $19             $21              $24            $26            $28
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
  Expenses                                         0.60%           0.60%            0.60%          0.60%          0.60%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                            4.35%           3.99%            4.38%          4.65%          4.77%
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers,
  reimbursements and earnings credits              1.55%           1.46%            1.44%          1.33%          1.47%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers,
  reimbursements and earnings credits              3.40%           3.13%            3.54%          3.92%          3.90%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             116%            111%              44%            66%           188%
-----------------------------------------------------------------------------------------------------------------------

*     Formerly Chase Vista California Intermediate Tax Free Fund.

(1) Total returns are calculated before taking into account effect of front-end sales charge.

--------------------------------------------------------------------------------
J.P. Morgan     HOW TO REACH US
--------------------------------------------------------------------------------


More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

J.P. Morgan Fund Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the Internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-7843


J.P. Morgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

                                     [LOGO]
                               J.P. MORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               February 28, 2001

                        INTERMEDIATE TAX FREE INCOME FUND
                              TAX FREE INCOME FUND
                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                         NEW JERSEY TAX FREE INCOME FUND


        1211 Avenue of the Americas, 41st Floor, New York, New York 10036


      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Intermediate Tax Free Income Fund, Tax Free Income Fund, New York Intermediate Tax Free Income Fund and New Jersey Tax Free Income Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.


This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.


For more information about the Funds, simply call or write the J.P. Morgan Funds Service Center at:

1-800-622-4273
J.P. Morgan Funds Service Center
P.O. Box 419392
Kansas City, MO 64141


                                                                   MFST-SAI-1200

Table of Contents                                                           Page
--------------------------------------------------------------------------------


The Funds..................................................................    3
Investment Policies and Restrictions.......................................    3
Performance Information....................................................   16
Determination of Net Asset Value...........................................   22
Purchases and Redemptions..................................................   22
Tax Matters................................................................   22
Management of the Trust and the Funds......................................   28
Independent Accountants....................................................   37
Certain Regulatory Matters.................................................   37
General Information........................................................   38
Appendix A--Description of Certain Obligations Issued or Guaranteed by
  U.S. Government Agencies or Instrumentalities............................  A-1
Appendix B--Description of Ratings.........................................  B-1
Appendix C--Special Investment Considerations Relating to
  New York Municipal Obligations...........................................  C-1
Appendix D--Special Investment Considerations Relating to
  New Jersey Municipal Obligations.........................................  D-1

                                    THE FUNDS

      Mutual Fund Select Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 4 separate series (the "Funds"). All of the Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

      Effective as of December 29, 1997, New York Tax Free Income Fund changed its name to New York Intermediate Tax Free Income Fund.

      Effective February __, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

New Name                                                Former Name
--------                                                -----------
J.P. Morgan Intermediate Tax Free Income Fund           Chase Vista Select Intermediate Tax Free
(Intermediate Tax Free Income Fund)                     Income Fund
J.P. Morgan Tax Free Income Fund (Tax Free Income       Chase Vista Select Tax Free Income Fund
Fund)
J.P. Morgan New York Intermediate Tax Free Income Fund  Chase Vista Select New York Intermediate
(New York Intermediate Tax Free Income Fund)            Tax Free Income Fund
J.P. Morgan New Jersey Tax Free Income Fund (New        Chase Vista Select New Jersey Tax Free
Jersey Tax Free Income Fund)                            Income Fund


                      INVESTMENT POLICIES AND RESTRICTIONS

                               Investment Policies

      The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in (i) New York and (ii) New Jersey Municipal Obligations, see Appendices C and D, respectively.

      The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality--that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.


      U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

      In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.


      Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

      Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

      Repurchase Agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.


      Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.


      Forward Commitments. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

      Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

      To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

      Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

      One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

      Stand-by Commitments. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

      The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

      Floating and Variable Rate Securities; Participation Certificates. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

      The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

      The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

      A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

      The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

      Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

      Zero Coupon and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

      Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

      Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

        Additional Policies Regarding Derivative and Related Transactions

      Introduction. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

      Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

      Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.


      The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

      Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

      Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

      Specific Uses and Strategies. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

      Options on Securities and Securities Indexes. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.


      Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

      One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

      In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

      If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").


      The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).


      Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

      When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

      Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

      Forward Contracts. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

      Interest Rate Transactions. The Funds may employ interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward exchange contracts, and interest rate swaps.

      A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to and interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swap position.

      A Fund may enter into interest rate swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.


      Structured Products. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


      The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

      Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

      Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

      Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

      When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

      In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                             Investment Restrictions


      The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.


      Each Fund may not:

            (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

            (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;


            (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;


            (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

            (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

            (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

      In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

      In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

            (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

            (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

            (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

            (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

            (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

            (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

      For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


      In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


      If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                 Portfolio Transactions and Brokerage Allocation


      Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.


      The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

      The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                                    Year Ended August 31,
                                             -----------------------------------
                                             1998           1999            2000
                                             ----           ----            ----


Intermediate Tax Free Income Fund             71%            62%             60%
Tax Free Income Fund                          47%            39%             35%
New York Intermediate Tax Free Income Fund    66%            39%             46%
New Jersey Tax Free Income Fund               60%            24%             48%


Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

      Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

      Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of

Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


      The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.


      In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                             PERFORMANCE INFORMATION

      From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The

Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.


      A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

      Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

      In connection with the conversion of various common trust funds maintained by Chase into the Vista Select funds (the "CTF Conversion"), which occurred on December 31, 1997, the Intermediate Tax Free Income Fund was established to receive the assets of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, the New Jersey Tax Free Income Fund was established to receive the assets of The New Jersey Municipal Bond Fund of Chemical Bank, the New York Intermediate Tax Free Income Fund was established to receive the assets of the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and the Tax Free Income Fund was established to receive the assets of The Tax-Exempt Bond Fund of Chemical Bank and the Tax-Exempt Income Fund of The Chase Manhattan Bank.

      Performance results presented for the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund will be based upon the performance of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, The New Jersey Municipal Bond Fund of Chemical Bank, the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and The Tax-Exempt Bond Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.

      Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.


      Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              Total Rate of Return


      A Fund's total rate of return for any period will be calculated by: (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period; and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                          Average Annual Total Returns*
                            (excluding sales charges)

      The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending August 31, 2000, were as follows:

                                                                       Date of      Date of
                                            One      Five      Ten      Fund         Class
Fund                                        Year     Years    Years   Inception   Introduction
----                                        ----     -----    -----   ---------   ------------
Intermediate Tax Free Income Fund           5.54%    5.35%    6.99%     12/31/79
Tax Free Income Fund                                                     9/30/80
    A Shares**                              6.11%    5.54%    6.90%                 2/16/01
    B Shares**                              6.11%    5.54%    6.90%                 2/16/01
    Institutional Shares                    6.11%    5.54%    6.90%                 9/30/80
New York Intermediate Tax Free Income Fund                              11/30/83
    A Shares**                              6.13%    5.42%    6.77%                 2/16/01
    B Shares**                              6.13%    5.42%    6.77%                 2/16/01
    Institutional Shares                    6.13%    5.42%    6.77%                11/30/83
New Jersey Tax Free Income Fund             6.08%    4.84%    6.04%      5/1/90

* The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                          Average Annual Total Returns*
                            (including sales charges)

      With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                                       One      Five       Ten
Fund                                                   Year     Years     Years
----                                                   ----     -----     -----
Tax Free Income Fund
    A Shares                                           1.36%     4.58%     6.40%
    B Shares                                           1.11%     5.23%     6.90%
New York Intermediate Tax Free Income Fund
    A Shares                                           1.29%     4.46%     6.28%
    B Shares                                           1.13%     5.10%     6.77%

*     See the notes to the preceding table.

      The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                Yield Quotations

      Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and
(c) multiplying the result by 2.

      The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

      Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.

      The SEC yields of the Funds for the thirty-day period ended were as follows:

                                                                 August 31, 2000
                                                Thirty-Day       Tax Equivalent
                                                   Yield        Thirty-Day Yield
                                               as of 8/31/00      as of 8/31/00
                                               -------------    ----------------
Intermediate Tax Free Income Fund                  4.06%              6.72%
Tax Free Income Fund
    Institutional Shares                           4.39%              7.27%
New York Intermediate Tax Free Income Fund
    Institutional Shares                           4.08%              7.56%
New Jersey Tax Free Income Fund                    4.19%              7.41%

      Yields are not presented for Class B Shares and Class C Shares of Tax Free Income Fund and New York Intermediate Tax Free Income Fund which were introduced on February 16, 2001.

      The tax equivalent yields assume a federal income tax rate of 39.6% for the Intermediate Tax Free Income Fund and Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.05% for the New York Intermediate Tax Free Income Fund and a combined New Jersey State and federal income tax rate of 43.45% for the New Jersey Tax Free Income Fund.

                      Non-Standardized Performance Results*
                            (excluding sales charges)

      The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending August 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                                        Total
                                                                        Value
                                                                       --------
Intermediate Tax Free Income Fund                                      $19,649
Tax Free Income Fund
    A Shares                                                            19,480
    B Shares                                                            19,480
    Institutional Shares                                                19,480
New York Intermediate Tax Free Income Fund
    A Shares                                                            19,259
    B Shares                                                            19,259
    Institutional Shares                                                19,259
New Jersey Tax Free Income Fund                                         17,981

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31,

      1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                      Non-Standardized Performance Results*
                            (including sales charges)

      With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                                        Total
                                                                        Value
                                                                       -------
Tax Free Income Fund
    A Shares                                                           $18,600
    B Shares                                                            19,480
New York Intermediate Tax Free Income Fund
    A Shares                                                            18,390
    B Shares                                                            19,259

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

      As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other than Good Friday), Chase is closed for business on the following holidays: Martin Luther King Day, Columbus Day and Veteran's Day.

      Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                            PURCHASES AND REDEMPTIONS


     The Fund's have has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     With respect to the Growth and Income Fund, Select Growth and Income Fund and Capital Growth Fund, the Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of such Portfolio and in no case will they receive a security issued by the Portfolio. Each Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the corresponding Fund is permitted to redeem in kind or unless requested by the corresponding Fund.

     Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate NAV of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.

     The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

     The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                              AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75


     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

     The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                              AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75


    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Class A shares of the Short-Term Bond Fund is set forth below:

                                                              AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           1.50       1.52           1.00
100,000 but under 250,000               1.00       1.00           0.50
250,000 but under 500,000               0.50       0.50           0.25
500,000 but under 1,000,000             0.25       0.25           0.25


     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The broker-dealer allocation is 1.25% for Class M shares of the Short-Term Bond and 2.75% for Class M shares of the Strategic Income Fund.

     Investors in Class A or Class M shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or Class M shares in the Fund with purchases of Class A or Class M shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M shares during the 13-month period. All Class A or Class M or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A or Class M shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     Investors may be eligible to buy Class A or Class M shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M shares for purposes of the discount privileges and programs described above.

     No initial sales charge will apply to the purchase of a Fund's Class A or Class M shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

     Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

     A Fund may sell Class A or Class M shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.

     Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M shares of any J.P. Morgan Fund, provided there is no change in account registration.

     Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.


                                   TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                 Qualification as a Regulated Investment Company

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               Fund Distributions

      Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund.

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

      Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

      Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

      AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                           State and Local Tax Matters


      Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a registered investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                          Effect of Future Legislation

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                                      MFST
                      MANAGEMENT OF THE TRUST AND THE FUNDS

                              Trustees and Officers

      The Trustees and the Trust officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

      Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.

      *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.


      William J. Armstrong--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

      John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.


      Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.

      Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.


      Joseph J. Harkins--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

      *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.


      W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.

      George E. McDavid--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.

      W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; Formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.

      *Leonard M. Spalding, Jr.--Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.


      Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.

      Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.


      Martin R. Dean--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

      Lisa Hurley--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management.
Age: 45. Address: 90 Park Avenue, New York, NY 10016.


      Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

      Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

----------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

      The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended August 31, 2000.


      The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Group, Mutual Fund Select Group, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.


            Remuneration of Trustees and Certain Executive Officers:

      Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting component.

                                           Intermediate                        New York Intermediate     New Jersey
                                          Tax Free Income    Tax Free Income      Tax Free Income      Tax Free Income
                                               Fund               Fund                 Fund                 Fund
                                          ---------------    ---------------   ---------------------   ---------------
Fergus Reid, III, Trustee                      $2,684           $2,785                $1,085                 $255
H. Richard Vartebedian, Trustee                 1,871            1,942                   757                  176
William J. Armstrong, Trustee                   1,266            1,313                   512                  120
John R.H. Blum, Trustee                         1,406            1,456                   568                  130
Stuart W. Cragin, Jr., Trustee                  1,266            1,313                   512                  120
Roland R. Eppley, Jr., Trustee                  1,250            1,301                   506                  119
Joseph J. Harkins, Trustee                      1,250            1,297                   506                  116
Sarah E. Jones, Trustee                            --               --                    --                   --
W.D. MacCallan, Trustee                         1,231            1,276                   498                  117
George E. McDavid, Trustee                        470              498                   191                   46
W. Perry Neff, Trustee                          1,249            1,295                   505                  116
Leonard M. Spalding, Jr., Trustee               1,266            1,313                   512                  120
Richard E. Ten Haken, Trustee                   1,372            1,422                   555                  129
Irving L. Thode, Trustee                        1,250            1,297                   505                  118

                                      Pension or                   Total
                                      Retirement                Compensation
                                   Benefits Accrued                 from
                                by the Fund Complex (1)       Fund Complex (2)
                                -----------------------       ----------------
Fergus Reid, III, Trustee              $110,091                   $202,750
H. Richard Vartebedian, Trustee          86,791                    134,350
William J. Armstrong, Trustee            41,781                     90,000
John R.H. Blum, Trustee                  79,307                     98,750
Stuart W. Cragin, Jr., Trustee           55,742                     89,000
Roland R. Eppley, Jr., Trustee           58,206                     91,000
Joseph J. Harkins, Trustee               75,554                     90,500
Sarah E. Jones, Trustee                      --                         --
W.D. MacCallan, Trustee                  77,769                     88,500
George E. McDavid, Trustee                   --                     62,250
W. Perry Neff, Trustee                   74,269                     88,000
Leonard M. Spalding, Jr., Trustee        35,335                     89,000
Richard E. Ten Haken, Trustee            60,398                     99,500
Irving L. Thode, Trustee                 64,503                     90,000


----------
(1) Data reflects total benefits accrued by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000 and by the Trust, Mutual Fund Trust, and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.

(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Group, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

      As of August 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended August 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all the meetings of the Board and any committees attended in the aggregate amount of approximately $51,000, which amount was then apportioned among the Funds comprising the Trust.

             J.P. Morgan Funds Retirement Plan for Eligible Trustees


      The Trustees have instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds advised by the advisers, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser or sub-adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


      Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of August 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0, respectively.


                     Highest Annual Compensation Paid by All Vista Funds
                -------------------------------------------------------------
                $80,000   $100,000   $120,000   $140,000   $160,000  $200,000

Years of
 Service                   Estimated Annual Benefits Upon Retirement
---------       -------------------------------------------------------------
   16           $80,000   $100,000   $120,000   $140,000   $160,000  $200,000
   14            76,800     96,000    115,200    134,400    153,600   192,000
   12            70,400     88,000    105,600    123,200    140,800   176,000
   10            64,000     80,000     96,000    112,000    128,000   160,000
    8            51,200     64,000     76,800     89,600    102,400   128,000
    6            38,400     48,000     57,600     67,200     76,800    96,000
    4            25,600     32,000     38,400     44,800     51,200    64,000

      The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.


      Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            Adviser and Sub-Advisers

      Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

      Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

      Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

      In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

      Chase, on behalf of the Funds, has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (USA), Inc. ("CFAM (USA)"). With respect to the day-to-day management of the Funds, under the subadvisory agreement, the sub-adviser makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds.


      Chase, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among the Chase accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


      CFAM (USA) is a wholly-owned operating subsidiary of the Adviser. CFAM
(USA) is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM (USA) also serve as portfolio managers for Chase.

      In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM (USA) will be entitled to receive with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

      For the three most recent fiscal years, the Advisor earned advisory fees, and voluntarily waived the amounts in parentheses as follows:


                                                               Year Ended August 31,
                                 ---------------------------------------------------------------------------------
                                            1998                        1999                        2000
                                 -------------------------    ------------------------    ------------------------
Intermediate
   Tax Free Income Fund ........ $1,982,640    $(1,982,640)   $2,200,196   $(2,200,196)   $2,110,334     $(429,387)
Tax Free Income Fund ...........  2,147,587     (2,147,587)    2,293,913    (2,293,913)    2,201,223      (438,381)
New York Intermediate
   Tax Free Income Fund ........    767,510       (767,510)      879,846      (879,846)      853,972      (173,688)
New Jersey
   Tax Free Income Fund ........    201,511       (201,511)      209,497      (209,497)      202,307       (40,020)

                                  Administrator

      Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

      Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

      For the three most recent fiscal years, the Administrator earned administration fees, and voluntarily waived the amounts in parentheses:


                                                               Year Ended August 31,
                                 ---------------------------------------------------------------------------------
                                            1998                        1999                        2000
                                 -------------------------    ------------------------    ------------------------
Intermediate
   Tax Free Income Fund .........  $663,008   $(663,008)       $733,399   $(733,399)       $703,443    $(143,129)
Tax Free Income Fund ............   718,084    (718,084)        764,638    (764,638)        733,739     (146,127)
New York Intermediate
   Tax Free Income Fund .........   256,686    (256,686)        293,282    (293,282)        284,657      (57,896)
New Jersey
   Tax Free Income Fund .........    67,376     (67,376)         69,832     (69,832)         67,436      (13,340)


                  Distribution and Sub-Administration Agreement

      The Trust has entered into a Distribution and Sub-Administration Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

      The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily agree to from time to time waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

      For the three most recent fiscal years, the Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses:


                                                               Year Ended August 31,
                                 ---------------------------------------------------------------------------------
                                            1998                        1999                        2000
                                 -------------------------    ------------------------    ------------------------
Intermediate
   Tax Free Income Fund .........  $328,312   $(328,312)        $366,699   $(336,565)      $351,721     $(61,545)
Tax Free Income Fund ............   355,710    (355,710)         382,319    (351,277)       366,870      (62,835)
New York Intermediate
   Tax Free Income Fund .........   127,069    (127,069)         146,641    (134,589)       142,328      (78,737)
New Jersey
   Tax Free Income Fund .........    33,379     (33,379)          34,916     (34,916)        33,718      (24,963)


           Shareholder Servicing Agents, Transfer Agent and Custodian

      Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

      Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the period from January 3, 2000 through August 31, 2000 were as follows:

                                                            01/03/00
                                                             through
                                                            08/31/00
                                                     -----------------------

Intermediate
   Tax Free Income Fund ............................ $1,155,992   $       --
Tax Free Income Fund ...............................  1,218,359           --
New York Intermediate
   Tax Free Income Fund ............................    468,231           --
New Jersey
   Tax Free Income Fund ............................    112,246      (50,976)

      Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.


      For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.


      Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

      The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

      Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                             INDEPENDENT ACCOUNTANTS

      The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS


      Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.


                               GENERAL INFORMATION

              Description of Shares, Voting Rights and Liabilities

      Mutual Fund Select Trust is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. Because each of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of each Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

      The Trust currently consists of 4 series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

      Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

      Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

      The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affir-mative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.


      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                                Principal Holders

      As of February 20, 2001, the following owned of record, directly or indirectly, 5% or more of the outstanding shares of the Funds.


Intermediate Tax Free Income Fund Institutional
Balsa & Co Rebate Account ..............................................  84.47%
Mutual Funds Unit 16 HCB 340
P.O. Box 2558
Houston, TX 77252-2558

Penlin & Co. ...........................................................  10.27%
Rebate Account
C/O The Chase Manhattan Bank
ATTN MUT FDS/T-C
P.O. Box 31412
Rochester, NY 14603-1412

Tax Free Income Fund Institutional Shares
Balsa & Co Rebate Account ..............................................  78.82%
Mutual Funds Unit 16 HCB 340
P.O. Box 2558
Houston, TX 77252-2558

Penlin & Co.  ..........................................................  15.07%
Rebate Account
C/O The Chase Manhattan Bank
ATTN MUT FDS/T-C
P.O. Box 31412
Rochester, NY  14603-1412

New York Intermediate Tax Free Income Fund Institutional Shares
Balsa & Co Rebate Account ..............................................  43.17%
Mutual Funds Unit 16 HCB 340
P.O. Box 2558
Houston, TX 77252-2558

Penlin & Co. ...........................................................  38.55%
Rebate Account
C/O The Chase Manhattan Bank
ATTN MUT FDS/T-C
P.O. Box 31412
Rochester, NY 14603-1412

Liva & Company .........................................................  10.13%
Rebate Account
C/O Chase Manhattan Bank NA
ATTN Mutual Fund Operations
P.O. Box 31412
Rochester, NY 14603-1412

New Jersey Tax Free Income Fund Institutional Shares
Balsa & Co Rebate Account ..............................................  86.63%
Mutual Funds Unit 16 HCB 340
P.O. Box 2558
Houston, TX 77252-2558

Penlin & Co. ...........................................................   6.24%
Rebate Account
C/O The Chase Manhattan Bank
ATTN MUT FDS/T-C
P.O. Box 31412
Rochester, NY  14603-1412


                              Financial Statements


      The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 2000 contained therein, are incorporated by reference.

               Specimen Computations of Offering Prices Per Share


Intermediate Tax Free Income Fund
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 2000 ...... $ 10.46

Tax Free Income Fund Institutional Shares
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 2000 ...... $  6.25

New York Intermediate Tax Free Income Fund Institutional Shares
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 2000 ...... $  7.01

New Jersey Tax Free Income Fund
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 2000 ...... $  9.73

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES


      Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

      Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

      FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

      FHA Debentures--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

      FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

      GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

      FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

      GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

      New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

      Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

      Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

      SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

      Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

      FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

      Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

      Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

      D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

      Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

      In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

      Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS*

      The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             Description of Moody's
                      four highest municipal bond ratings:

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Description of Moody's three highest ratings
                          of state and municipal notes:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

      MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      Description of Standard & Poor's four highest municipal bond ratings:

----------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

----------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

----------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

----------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

----------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        Description of Standard & Poor's
             ratings of municipal notes and tax-exempt demand bonds:

      A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2--Satisfactory capacity to pay principal and interest.

      SP-3--Speculative capacity to pay principal and interest.

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        Description of Standard & Poor's
                      two highest commercial paper ratings:

      A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

      A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                             Description of Moody's
                      two highest commercial paper ratings:

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                Description of Fitch's ratings of municipal notes
                           and tax-exempt demand bonds

                             Municipal Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

      AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

      A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

      F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                   APPENDIX C

                  SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS


      Some of the significant financial considerations relating to the investments of the New York Intermediate Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.


                                 New York State

      New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

      The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

      In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

      The State participates in the issuance of Certificates of Participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

      The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

      The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of COPs to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program pay-as-you-go financing.

      In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

      The 1998-99 State Financial Plan. The State's 1998-99 fiscal year commenced on April 1, 1998 and ends on March 31, 1999. The debt component of the State's budget for the 1998-99 fiscal year was adopted by the Legislature on March 30, 1998, and the remainder of the budget was adopted by the Legislature on April 18, 1998. The State Financial Plan for the 1998-99 fiscal year (the "State Financial Plan") was released on June 25, 1998 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated in July, October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $37.56 billion, while total General Fund disbursements and transfers to other funds were projected to be $36.78 billion. After adjustments for comparability, the adopted 1998-99 budget projected a year-over-year increase in General Fund disbursements of 7.1 percent. General Fund disbursements in 1998-99 were projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session and spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The 1998-99 increase in General fund spending has primarily taken the form of additional local assistance ($1.88 billion). The largest annual increases are for educational programs, Medicaid, other health and social welfare programs and community projects grants.

      Resources used to fund these additional expenditures include increased revenues projected for 1998-99, increased resources produced in the 1997-98 fiscal year that are to be utilized in 1998-99 reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

      The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income tax credit for middle-income families, a phased-in reduction of the general business tax and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs and the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

      The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts, however, have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies.

      The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1998-99 and beyond. The DOB estimated that the 1998-99 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims. The balance is composed of various other actions,primarily the transfer of unused special revenue fund balances to the General Fund.

      Despite recent budgetary surpluses recorded by the State, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State is required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

      The State Division of Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement, and those projections may be changed materially and adversely from time to time. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

      Outyear Projections of Receipts and Disbursements. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State Tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

      The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment and other multi-year spending commitments in law.

      Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1998-99 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.


      In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.


      Government Funds Comprising the State Financial Plan. Four governmental fund types comprise the State Financial Plan: the General fund, the Special Revenue Funds, the Capital Projects funds and the Debt Service funds.

      The General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In the State's 1998-99 fiscal year, the General Fund was expected by the State to account for approximately 47.6 percent of all governmental funds disbursements and 70.1 percent of total State Funds disbursements.

      The General Fund was projected to be balanced on a cash basis for the 1998-99 fiscal year, however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts were projected to be $37.56 billion, an increase of $3.01 billion from the $34.55 billion recorded in 1997-98. The disbursement total projected for fiscal year 1998-99 included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts and $1.80 billion in transfers from other funds.

      The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year were projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. Fund disbursements were projected to be $36.78 billion, an increase of $2.43 billion over the total amount disbursed and transferred in the 1997-98 fiscal year.

      Special Revenue Funds: Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise approximately 41 percent of total governmental funds receipts and disbursements in the 1998-99 fiscal year, about three-quarters of that activity relates to federally-funded programs.

      Total disbursements for programs supported by Special Revenue Funds were projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds were estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this Fund group is Medicaid, which was projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs was projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds was due primarily to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

      State special revenue spending was projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending was due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation and $113 million for the State share of the new Child Health Plus program.

      Capital Projects Funds: Capital Projects Funds account for the financial resources used in the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds was expected to comprise 5.5 percent of total governmental receipts and disbursements.

      Capital Projects Funds spending in fiscal year 1998-99 was projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth were transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

      Debt Service Funds: Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. These Funds were expected to comprise 3.8 percent of total governmental fund receipts and disbursements in the 1998-99 fiscal year. Receipts in these Funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

      The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. Total disbursements from the Debt Service Fund type were estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million was dedicated to transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million was for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder was for a variety of programs in such areas as mental health and corrections and for general obligation financings.

      Prior Fiscal years. New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

      Fiscal Year 1997-98. The State ended its 1997-98 fiscal year on March 31, 1998 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance was held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

      Fiscal year 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs.

      The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million was deposited in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing fund balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

      Fiscal Year 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus of $445 million, as reported by DOB . The cash surplus was derived from higher-than expected receipts, savings generated through agency cost controls and lower-than-expected welfare spending. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

      The General Fund closing Fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in Fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF and a $9 million deposit to the Revenue Accumulation Fund. The closing Fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. That Fund was created to hold certain tax receipts temporarily before their deposit to other accounts. The General fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was refinanced to be on deposit as of March 31, 1996.

      General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, which is a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements and transfers totaled $32.68 billion for the 1995-96 fiscal year, which is a decrease of 2.2 percent from 1994-95 levels.

      Cash-Basis Results for the Non-General Funds Over the Last 3 Years. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

      In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

      Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this Fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

      Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

      GAAP-Basis Results. State law requires the State to update its projected financial results on a GAAP-basis on or before September first of each year.

      Projected GAAP-Basis Results for Fiscal Year 1998-99. The State based its GAAP projections on the cash estimates in the First Quarterly Update to the Financial Plan and the actual results for the 1997-98 fiscal year as reported by the State Comptroller on July 28, 1998.

      On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in

1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

      The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

      GAAP-Basis Results for Fiscal Year 1997-98. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

      General Fund. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

      Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use and business taxes. Decreases were reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of
0.5 percent. Other taxes fell primarily because revenue for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12. 7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

      Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

      Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by DASNY to pay the outstanding pension amortization liability incurred in 1997.

      Special Revenue, Debt Service and Capital Projects Funds. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased by $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

      Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million

(14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

      An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

      GAAP-Basis Results for Fiscal Year 1996-97. The State completed its 1996-97 fiscal year with a combined governmental funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

      General Fund. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

      Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of
5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislated increases in receipts from the Medical Local Practice Insurance Association and from medical provider assessments.

      Expenditures increased $830 million (2.6 percent) from the prior fiscal with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent), primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent), due mainly to an increase in spending for support for public schools and physically handicapped children, offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

      Net other financing sources increased $475 million (62.6 percent), due mainly to bond proceeds provided by the Documentary Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

      Special Revenue, Debt Service and Capital Projects Funds. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing sources decreased $275 million (8.0 percent), primarily because of declines in amounts transferred to other funds.

      Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refundings.

      An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year, and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

      GAAP-Basis Results for Fiscal Year 1995-96. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

      General Fund. The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC Bond Annual Information Statement June 26, 1998 proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

      Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

      Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease Occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

      Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

      Special Revenue, Debt Service and Capital Projects Funds. An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which deceased the accumulated fund balance to $532 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

      Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

      An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and due to an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

      Due to changing economic conditions and information, public statements or reports regarding the State Financial Plan and its constituent funds may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

      State Financial Plan Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      National and State Economic Outlooks. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

      U.S. Economy. The national economy grew strongly during the first quarter of 1998 but slowed sharply in the second quarter, with the real growth rate falling from 5.5 percent to 1.8 percent. Although continued moderation is expected during the second half of the year, the annual growth rate for 1998 is projected to be 3.4 percent. However, the slowing of growth within the domestic economy, the contraction of export markets in many parts of the world and the lack of inflationary pressure has encouraged the Federal Reserve Board ("FRB") to commence a policy of gradually decreasing short-term interest rates. Nominal GDP is expected to grow about 4.6 percent in 1998, more than a percentage point slower than in 1997. Inflation, as measured by the Consumer Price Index, is expected to be 1.7 percent in 1998. The annual rate of job growth is expected to be 2.5 percent in 1998. The rate of growth of wages in 1998 will be 6.7 percent. In line with the general slowdown of the overall economy that has occurred during the year, personal income growth is projected to decline from 5.6 percent in 1997 to 5.0 percent in 1998.

      The current outlook for the nation has deteriorated modestly from the Budget Division's July forecast, with weaker real and nominal growth now anticipated and a general weakening of the business profits picture for the balance of the fiscal year. There are, however, uncertainties inherent in any economic forecast. Consumer or business spending could be weaker than expected, due, perhaps to further significant declines in corporate profits or equity values. Additionally, the international economic and financial disruptions currently being felt around the globe could worsen or take longer than anticipated to subside. The result could be a sharp, additional reduction in domestic economic growth. Indeed, several private sector forecasters have indicated a heightened risk of a national recession beginning in 1999. Under that scenario, the FRB would be likely to lower short-term interest rates faster and further than expected in an effort to reignite the nation's economic engines. Alternatively, but less likely, the pace of US economic growth could be faster if productivity or consumer spending becomes stronger than anticipated, or if the economies of many of the countries of Asia and Latin America recover more quickly than expected. If such growth, or a rapid rise in labor, health or energy costs, awakens long-dormant inflationary pressures, the FRB may reverse its current position and raise interest rates.

      New York Economy. The healthy growth that has characterized the New York economy continued during the first three-quarters of 1998. According to seasonally-adjusted employment data from the State Labor Department, New York has added over 90,000 private-sector jobs since December 1997 and over 370,000 since December 1994. The service sector accounted for 60,000 of the 1998 increase and trade added about 15,000. The unemployment rate was 5.5 percent in September and remains above the national rate, as it has since 1991. The State's current rate, however, is 0.9 percentage points below the level in September 1997.

      Compared with the July forecast, the DOB's current employment, income and wage outlook is slightly higher for 1998. The forecast calls for employment to increase about 2.0 percent in 1998. Personal income should increase about 5.0 percent in 1998 based on wage growth of around 6.2 percent.

      The forecast for New York is subject to the same uncertainties as the national forecast, as well as some specific to New York. The securities industry is more important to the New York economy than to the national economy and, therefore, a large change in financial market performance during the forecast horizon could result in wage and employment levels that are significantly different from those embodied in the forecast.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

            Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

            Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

            Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

            Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.


            Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.


            Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

      In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year.

      The July Update. The State published first update to the cash basis 1998-99 State Financial Plan on July 30, 1998 (the "July Update"). In the update, the State continued to project that the State Financial Plan for 1998-99 would remain in balance. The State made several revisions to the receipt estimates in the financial Plan formulated with the enacted budget, which had the net effect of increasing projected General fund receipts for 1998-99 to a total of $37.81 billion, up $250 million from its original projection. The State made no change to the disbursement projections in the 1998-99 financial Plan, which it estimated at $36.78 billion for the 1998-99 fiscal year. The additional receipts boosted the State's projected reserve for future needs to $1.01 billion, an increase of $250 million from the June projections. The projected closing balance in the General fund of $1.67 billion reflected the reserve for future needs of $1.10 billion, a balance of $400 million in the Tax Stabilization Reserve fund, a balance of $100 million in the Contingency Reserve fund (after a deposit of 432 million during the current fiscal year) and $158 million in the Community Projects fund.

      The Mid-Year Update. The State issued its second update to the cash-basis 1998-99 State Financial Plan (the "Mid-Year Update") on October 30, 1997. The State ended the first six months of the 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, some $143 million higher than projected in the cash flow accompanying te July Update to the Financial Plan.

      Receipts: Total receipts, including transfers from other funds, grew to
419.7 billion, through September approximately 452 million higher than expected. This increase is comprised of additional tax revenues (approximately 422 million) and transfers from other funds ($30 million).

      Disbursements: Total spending through the first six months of the fiscal year was $16.27 billion, or $91 million lower than projected. This variance results primarily from higher spending in Grants to Local Government ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.

      General Fund Receipts: Total receipts for 1998-99 are projected to reach $37.84 billion, an increase of $29 million from the amount projected in July. Of the $37.84 billion in total receipts, taxes are projected at over $34.5 billion, miscellaneous receipts at over 41.47 billion and transfers from other funds at over $1.86 billion. Anticipated tax receipts have been reduced slightly, but expected miscellaneous receipts and transfers from other funds have been increased by enough to produce the net $29 million increase in overall collections.

      Personal Income Tax: Total income tax receipts are projected to reach $21.44 billion, $29 million above the amount expected in July, and nearly $3.7 billion above the amount reported for 1997-98. The net increase from the July forecast is attributable to modest upward revisions in estimated 1997 liability as partially offset by slightly weaker expectations for collections on current year liability for the balance of the current year. The current estimate reflects an anticipated deterioration in the growth of financial sector bonuses and the resultant impact on withholding.

      While gross collections under this tax are expected to grow approximately 10 percent from 1997-98, the exceptional year-to-year change in the estimate of receipts from this source is still significantly attributable to the movement of the General Fund surplus available at the end of 1997-98 into the current fiscal year. The approximately $2.4 billion impact on the year-over-year change that results from the surplus swing is only partially offset by the planned diversion of slightly over $700 million in income tax receipts to the School Tax Relief
(STAR) Fund in the current year to fund statewide school property tax relief for senior citizens.

      User Taxes and Fees: Receipts from user taxes and fees are expected to total $7.21 billion, down $3 million fro the amount projected in July, and approximately $170 million above the amount reported for 1997-98. The reduction in estimated collections from the July forecast is largely the result of lower anticipated sales and use tax collections as partially offset by modestly higher forecasts of receipts from the cigarette, beverage and motor fuel taxes and from motor vehicle fees.

      The modest downward revision in anticipated sales tax receipts is largely attributable to small reductions in the expected consumption of taxable goods over the balance of the fiscal year. The small upward revisions in the remaining sources noted above largely reflect collection experience through the first half of the year.

      Business Taxes: Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, some $157 million below the amount anticipated in the July plan. The revised estimate for 1998-99 is some $257 million below the amount recorded for the 1997-99 fiscal year.

      The largest revision in this category from the July forecast is a $88 million reduction in anticipated receipts from the bank tax, reflecting both a lower 1997 liability base than estimated in July as well as lower expected bank earnings in the current year. Receipts expected under the State's general business tax, the insurance tax and the corporation and utility tax were also revised down, reflecting year-to-date collection experience, a weakening profits outlook and, in the case of the utility levy, continued moderate weather.

      Other Taxes: Receipts from other taxes are projected at $1,072 million, an increase of $53 million from the July forecast, largely on the basis of higher-than-projected estate tax receipts in September. Despite the new, higher forecast, the revised estimate for the current fiscal year represents a year-over-year net decline of $22 million from actual results in 1997-98.

      Miscellaneous Receipts and Transfers from other Funds: Miscellaneous receipts are projected to reach $1.47 billion, an increase of some $70 million from the amount anticipated in July, largely as a result of higher investment income received during the first six months of the year and expected for the balance of 1998-99. The revised estimate for the current year is still some $124 million below the amount recorded in the category in the preceding fiscal year.

      Transfers from other funds are expected to be over $1.86 billion, including $1.54 billion as the portion of sales tax receipts that flows to the General Fund after meeting the debt service requirements of the LGAC. Total receipts in this category are expected to be some $37 million higher than projected in July, largely as a result of a $49 million increase in the estimate of real estate transfer tax receipts available to be transferred to the General Fund. The upward revision largely reflects the burst of commercial sales in the New York City real estate market. The estimate of receipts available to be transferred from LGAC has been reduced by nearly $12 million, mirroring the reduction expected in the estimate of sales tax received directly in the General Fund. The estimate of available transfers from other funds is now some $156 million below the amount transferred in 1997-99.

      General Fund Disbursements. The State is making no revisions to its July disbursement estimates, with projected General Fund disbursements for the year still expected to total $36.78 billion. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and it does not anticipate any changes that would alter total projected disbursements for the year.

      Grants to Local Governments: The State continues to project disbursements of $25.14 billion for the year, an increase of $1.88 billion over 1997-99. An $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million).

      School aid is the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare ($1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million).

      State Operations: This category accounts for the costs of running State agencies. The State estimates $6.7 billion in spending for State Operations, $511 million higher than 1997-98. This year-to-year growth reflects the continuing phase-in of wage increase under existing collective bargaining agreements, the impact of binding arbitration settlements, and the costs of funding an extra payroll in 1998-99.

      General State Charges: spending in this category, which accounts primarily for fringe benefits of State employees, is projected to total $2.22 billion in 1998-99, a modest decrease from 1997-99.

      Debt Service: Short and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund.

      Capital Projects and All other Transfers: Spending in this category is estimated at $592 million, a decrease of $61 million over 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

      Fund Balance. The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99) and $158 million in the Community Projects Funds.

      Other Governmental Funds. Total spending from All Governmental Funds is projected at $71.54 billion, unchanged from the July estimate. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the Special Revenue Funds, $4.14 billion for the Capital Projects Funds, and $3.36 billion for the Debt Service Funds.

      State Funds spending is estimated to total $48.58 billion. Consistent with the General Fund and All Governmental Funds, the State is making no change to the State Funds disbursement estimate in the July update. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and its does not foresee any changes that would significantly alter total projected disbursements for either All Funds or State Funds for the year.

      Relevant News. On August 22, 1996, the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. It is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

      On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

      On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

      The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

      On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

      On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

      Ratings Agencies. On October 6, 1998, Moody's Investors Service, Inc. ("Moody's") confirmed its New York State general obligation bond rating of single-A2. On April 20, 1998, New York's general obligation bond ratings were the lowest of any state, except Louisiana. Moody's had rated New York State at A2, Standard & Poor's ("S&P") had given it an A and Fitch IBCA ("Fitch") had assigned it an A-plus.

      On August 28, 1997, S&P revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

      On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

      Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

      There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units and charges for occupancy at medical care facilities.

      In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

      Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

      The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

      Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

      Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

      From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

      Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of

Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

      Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

                                  New York City


      The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balances operating result for the 1998-99 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1st Statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or revenues. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. The City's current financial plan update before discretionary transfers and budget gaps for each of the 2001 and 2002 fiscal years.


      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

      Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

      The 1999-2002 Financial Plan. For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before discretionary transfers, and balanced operating results, after discretionary transfers.

      The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

      One June 26, 1998, the City released the Financial Plan for the 1999-2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes since the June 1997 Financial Plan, including changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June, 1998, and changes subsequent to the adopted budget. The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

      Changes since the June 1997 Financial Plan include: (i) an increase in projected tax revenue of $1.1 billion, $955 million, $897 million and $1.7 billion in the 1999 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $419 million, $204 million and $226 million in the 1999 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $345 million, $41 million, $73 million and $208 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $679 million, $487 million, $492 million and $896 million in fiscal years 1999 through 2002, respectively; and (viii) increased pension costs of $127 million in the 1999 fiscal year and reduced pension costs of $254 million in fiscal years from additional agency actions totaling $1.1 billion, $936 million, $910 million and $962 million in fiscal years 1999 through 2002, respectively, including the approximately $380 million gap closing program for each of fiscal years 2000 and 2002.

      The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

      The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the expiration of which is projected to reduce revenue by $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget.

      On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 were mailed by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment. The City Charter provides for this procedure in the event, as is the case this year, that budget adoption has not been completed by June 5.

      On June 10, 1998, the Mayor vetoed $196 million of spending added in the expense budget adopted by the City Council and $315 million added in the capital budget adopted by the City Council. On June 16, 1998, the City Council voted to override the Mayor's vetoes. For a description of the respective roles of the Mayor and the City Council in the budget adoption process, see "Section III:
Government and Financial Controls--City Financial Management, Budgeting and Controls."

      Collective Bargaining Agreements. The Financial Plan reflects the costs of the settlements and arbitration awards with the United Federation of Teachers ("UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units, which together represent approximately 97% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. See "Section VII: 1999-2002 Financial Plan--Assumptions--Expenditure Assumptions--1. Personal Service Costs". The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

      Assumptions. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Mepdicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      City Employees. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

      Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

      The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

      Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

      The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of "final pay" after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

      Reports on the City Financial Plan. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

      On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

      The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

      Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial

Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

      The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

      On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

      Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

      Previous Reports. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

      On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

      On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

      With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

      On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively; (iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and
(vi) the receipt of $350 million, $140 million and $135 million from the

Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

      On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

      The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the

Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

      On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

      On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

      Seasonal Financing. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

      Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

      Ratings Agencies. On August 6, 1998, as well as July 2, June 8 and May 27, Fitch rated New York City's tax-exempt general obligation bonds as "A-". Fitch qualified that rating, stating that concerns still remained over significant projected outyear budget funding challenges coupled with sizable reliance on the securities industry. On July 2, 1998, Moody's revised its rating on the New York City General Obligation Bonds to Aaa from Baa1.

      On July 16, 1998, S&P increased New York City's bond rating to A-, up one notch from BBB+, but analysts at the agency also cautioned that New York still had room for improvement and that they were worried about the City's rising long-term debt and the Council's plan to cut taxes by $200 million this year and $500 million in future years. On July 7, 1998, S&P had assigned its triple-B-plus rating to New York City general obligation bonds, stating that the ratings had been placed on CreditWatch with positive implications.

      On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

      On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

      On February 3, 1998, Fitch Investors Service, Inc. ("Fitch") set its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

      On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

                                   APPENDIX D

                  SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                        NEW JERSEY MUNICIPAL OBLIGATIONS

      Some of the significant financial considerations relating to the investments of the New Jersey Tax Free Income Fund in New Jersey municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

      State Finance/Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

      Business investment expenditures and consumer spending have increased substantially in New Jersey. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation expected to be concentrated most heavily in the service industries.

      New Jersey's Budget and Appropriation System. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriation Acts enacted by the New Jersey Legislature and approved by the Governor provide the basic framework for the operation of the General Fund.

      The undesignated General Fund balance was $569.2 at year end for fiscal year 1995, $442.0 million for fiscal year 1996 and $280.5 million for fiscal year 1997. For fiscal year 1998, the balance in the undesignated General Fund is estimated to be $143.9 million, subject to change upon completion of the year-end audit. The estimated balance for fiscal year 1999 is $198.9 million, based on the amounts contained in the fiscal year 1999 Appropriations Act. The fund balances are available for appropriation in succeeding fiscal years.

      Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may by statutory authority prevent any expenditure under any appropriation. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised plenary powers leading to, among other actions, a hiring freeze for all New Jersey departments and discontinuation of programs for which appropriations were budgeted but not yet spent.

      General Obligation Bonds. New Jersey finances capital projects primarily through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully.

      The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 1998 was $3.5729 billion. The appropriation for the debt service obligation on outstanding indebtedness is $501.1 million for fiscal year 1998.

      In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 1999 the amount appropriated to this purpose is $615.6 million.

      Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.

      "Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities.

      The following table sets forth the "moral obligation" bonded indebtedness issued by New Jersey entities as of June 30,1998.


                                                                        Maximum Annual
                                                                         Debt Service
                                                                          Subject to
                                                    Outstanding        Moral Obligation
                                                    -----------        ----------------
New Jersey Housing and Mortgage
  Finance Agency ..........................    $   372,859,400.58     $   35,677,988.61
South Jersey Port Corporation .............         76,675,000.00          7,002,815.00
Higher Education Assistance Authority .....        208,550,000.00         38,897,070.00
                                               ------------------     -----------------
                                               $   658,084,400.58     $   81,577,873.61
                                               ==================     =================


      New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

      South Jersey Port Corporation. New Jersey has previously provided the South Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1990 through 1998, New Jersey has made appropriations totalling $47,785,848.25 which covered deficiencies in revenues of the Corporation, for debt service and property tax payments.

      Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has not had a revenue deficiency which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

      Obligations Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ("NJSEA") has issued New Jersey guaranteed bonds of which $111,910,000 are outstanding as of June 30, 1998. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

      Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.

      New Jersey Economic Development Authority. Pursuant to legislation, the New Jersey Economic Development Authority ("EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.

      The State Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.

      The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.

      In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and (v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are, if received, sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.

      New Jersey Building Authority. Legislation enacted in 1981 established the New Jersey Building Authority ("NJBA") to undertake the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings and correctional facilities. The NJBA finances the cost of such projects through the issuance of bonds, the payment of debt service on which is made pursuant to a lease between the NJBA and New Jersey.

      New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds pursuant to three separate legislative programs, enacted in 1993 and 1997, to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; and, (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among the State's institutions of higher education.

      New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the "NJSEA State Contract"). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

      State Transportation System Bonds. In July 1994, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. The debt issued by the TTFA are special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.

      New Jersey Transit Corporation Hudson-Bergen Light Rail Transit System. The TTFA has entered into a Standby Deficiency Agreement (the "Standby Deficiency Agreement") with the trustee for grant anticipation notes (see "GANS") issued by New Jersey Transit Corporation ("NJT") for the financing of the construction of the Hudson-Bergen Light Rail Transit System. The GANS are primarily payable from federal grant monies. To the extent that the GANS are not paid by NJT from federal grant monies, the GANS are payable by the TTFA pursuant to the Standby Deficiency Agreement. To date, federal grant payments have been sufficient such that the TTFA has not been required to make payments pursuant to the Standby Deficiency Agreement.

      State of New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

      New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey Aid to local school districts equal to debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey Aid to counties equal to debt service on bonds issued by counties for construction of county college facilities (P.L. 1971, c 12, as amended). The New Jersey Legislature has no legal obligations to make such appropriations, but has done so to date for all obligations issued under these laws.

      Community Mental Health Loan Program. The EDA issues revenue bonds from time to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.

      Line of Credit for Equipment Purchases. New Jersey finances the acquisition of certain equipment, services and real property to be used by various New Jersey departments through a line of credit.

      State Pension Funding Bonds. Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of New Jersey's unfunded accrued pension liability for New Jersey's retirement systems (the "Unfunded Accrued Pension Liability"), which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1997, the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the New Jersey Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the New Jersey Legislature.

      Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

      Counties and Municipalities. The Local Budget Law (N.J.S.A.40A:4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division of Local Government Services in the Department of Community Affairs (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and, to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

      The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

      New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued.

The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than a local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or, (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

      Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, of New Jersey required certain municipalities and permits all other municipalities to adopt the New Jersey fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality may then issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

      School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

      All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

      The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a

State-operated school district in the City of Paterson, and on July 5, 1995 ordered the creation of a State-operated school district in the City of Newark.

      School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.

      In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

      The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

      In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the New Jersey Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditures are made subject to the availability of appropriations.

      School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "MUNICIPAL FlNANCE-Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

      School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or, (iv) adoption of a proposal by resolution by a capital project control board for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

      In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

      All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

      School District Lease Purchase Financings. In 1982, school districts were given an alterative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

      Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, New Jersey urban aid, New Jersey revenue sharing and any other funds appropriated as New Jersey aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. Total outstanding indebtedness for "qualified bonds" consisted of $327,981,850 by various school districts as of June 30,1998 and $932,410,709 by various municipalities as of June 30, 1998.

      New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

      Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

      Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division of Local Government Services reviews and approves annual budgets of authorities and special districts.

      Litigation. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

      New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $85,300,000 for tort and medical malpractice claims pending as of December 31, 1997. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

      Other lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditures include the following:

      Interfaith Community Organization v. Shinn, a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the Department of Environmental Protection and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City.

      American Trucking Associations, Inc. and Tri-State Motor Transit Co. v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure fees collected by the Department of Environmental Protection, seeking permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected.

      Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbot v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding the Abbot school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an educational equivalent to that being provided in the Abbot districts.

      Berner Stabaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that New Jersey's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education.

      Affiliated FM Insurance Company v. State of New Jersey, an action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Fund and seeking repayment of assessments paid since 1990. On July 28, 1997, the court denied plaintiff's application for emergent relief, denied New Jersey's motion for summary disposition and granted plaintiff's motion to accelerate. The Appellate Division has affirmed the assessment. Appellant's petition for certification to the New Jersey Supreme Court has been denied.

      C. F. v. Terhune (formally Fauver), a class action in federal district court by prisoners with serious mental disorders who are confined within the facilities of the New Jersey Department of Corrections seeking injunctive relief in the form of changes to the manner in which the mental health services are provided to inmates.

      Cleary v. Waldman, the plaintiffs claim that the Medicare Catastrophic Coverage Act, providing funds to spouses of institutionalized individuals sufficient funds to live in the community, requires that a certain system be used to provide the funds and another system is being used instead. Estimate of exposure if the court were to find for the plaintiffs are in the area of $50 million per year from both New Jersey and Federal sources combined. Plaintiffs' motion for a preliminary injunction was denied and is being appealed. Subsequently, plaintiffs filed for class certification which was granted.

      United Hospitals v. State of New Jersey, 18 New Jersey hospitals are challenging the Medicaid reimbursements made since February 1995 claiming that New Jersey failed to comply with certain federal requirements, the reimbursements regulations are arbitrary, capricious and unreasonable, rates were incorrectly calculated, the hospitals were denied due process, the Medicaid reimbursement provisions violate the New Jersey Constitution, and Medicaid State Plan was violated by the New Jersey Department of Human Services implementation of hospital rates in 1995 and 1996.

      Trump Hotels & Casino Resorts, Inc. v. Mirage Resorts, Inc., the plaintiff is suing Mirage Resorts and New Jersey in an attempt to enjoin their efforts to build a highway and tunnel funded by Mirage Resorts and $55 million in bonds collateralized by future casino obligations, claiming that the project violates the New Jersey Constitution provision that requires all revenues the state receives from gaming operations to benefit the elderly and disabled. The plaintiff also claims (i) the failure to disclose this constitutional infirmity is a material omission within the meaning of Rule 10b-5 of the Securities and Exchange Act of 1934, and (ii) the defendants have sought to avoid the requirements of the Clean Water Act, Clean Air Act, Federal Highway Act and the New Jersey Coastal Area Facility Review Act. On May 1, 1997, the federal district court granted the defendants' motion to dismiss, and the Third Circuit has affirmed the District Courts determinations. In a related action, State of New Jersey v. Trump Hotels & Casino Resorts, Inc., New Jersey filed a declaratory judgment action seeking a declaration that New Jersey statutory provisions existed that permitted use of certain funds to be used for other purposes than the elderly or disabled. Declaratory judgment was entered in favor of New Jersey on May 14, 1997, and the Appellate Division affirmed the decision on April 8, 1998.

      United Alliance v. State of New Jersey, plaintiffs allege that the Casino Reinvestment Development Authority funding mechanisms are illegal, including the gross receipts tax the parking tax and the Atlantic City fund. This matter has been placed on the inactive list. Five additional cases have been filed in opposition to the road and tunnel project which also contain related challenges:
Merolla and Brandy v. Casino Reinvestment Development Authority, Middlesex County v. Casino Reinvestment Development Authority, Gallagher v. Casino Reinvestment Development Authority and George Harms v. State of New Jersey. Summary judgment has been granted in favor of the New Jersey or its agencies in Merolla, Middlesex and Gallagher but the plaintiffs have filed an appeal.

      Blecker v. State of New Jersey, a class action filed on behalf of providers of Medicare Part B services to Qualified Medicare Beneficiaries seeking reimbursement for Medicare co-insurance and deductibles not paid by the New Jersey Medicaid program from 1988 to February 10, 1995. Plaintiffs claim a breach of contract and violation of federal civil rights laws. On August 11, 1997, New Jersey filed a motion to dismiss the matter, and, on September 15, 1997, it filed a motion for summary judgment. Both motions were granted on April 3, 1998, and the plaintiff has filed an appeal.

      Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, the plaintiff owns and operates a resource facility in Camden County and has filed suit seeking to have the solid waste reprocurement process halted to clarify bid specification. The court did not halt the bid process but did require clarifications. Co-defendant Pollution Control Financing Authority of Camden County counterclaimed, seeking reformation of the contract between it and the plaintiff, and cross-claimed against New Jersey for contribution and indemnification.

      Communications Workers of America, et al. v. James A. DiEleuterio, Jr., et al., appellants filed an appeal from the decision of the New Jersey Treasurer to award a contract for the design, construction, and operation and maintenance of the New Jersey motor vehicle inspection system. New Jersey estimates that unless the new inspection system is operational by December 12, 1999, New Jersey may be exposed to significant federal sanctions, including the loss of federal transportation funds and the federal imposition of stricter pollution standards that will restrict economic development in New Jersey.

      Sojourner A. et al. v. Dept. of Human Services, plaintiffs filed a complaint and motion for preliminary injunction, seeking damages and declaratory and injunctive relief overturning, on New Jersey Constitutional grounds, the "family cap" provisions of the New Jersey Work First New Jersey Act N.J.S.A. 44:10-1 et seq.

      Ratings. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA+, Aa1 and AA+, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

      The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

                                     PART C

                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

     (a)    Financial statements

                 In Part A:       Financial Highlights


                 In Part B:       Financial Statements and the Reports thereon
                                  for the Funds filed herein are incorporated by reference into Part B as part of the 1997
                                  Annual Reports to Shareholders for such Funds as filed with the Securities and Exchange
                                  Commission by Mutual Fund Select Trust on Form
                                  N-30D on October 28, 1998, accession number
                                  0000950146-98-001762, which are incorporated
                                  into Part B by reference.

                 In Part C:       None.

     (b)    Exhibits:

Exhibit
Number
- -------
1           Declaration of Trust (1)
2           By-laws. (1)
3           None.
4           None.
5(a)        Form of Proposed Investment Advisory Agreement. (1)
5(b)        Form of Proposed Sub-Advisory Agreement between The Chase Manhattan
            Bank and Chase Asset Management, Inc.(1)
5(c)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Chase Asset Management (London) Limited (1)
6           Form of Proposed Distribution and Sub-Administration Agreement (1)
7(a)        Form of Retirement Plan for Eligible Trustees.(2)
7(b)        Form of Deferred Compensation Plan for Eligible Trustees. (2)
8           Form of Proposed Custodian Agreement. (1)
9(a)        Form of Proposed Transfer Agency Agreement. (1)
9(b)        Form of Proposed Administration Agreement. (1)

10          Opinion re: Legality of Securities being Registered. (4)
11          Consents of Price Waterhouse LLP (5)
12          None.
13          Form of Share Purchase Agreement. (3)
14          None.
15          None.
16          Schedule for Computation for Each Performance Quotation. (4)
18          Not Applicable
24          Powers of Attorney (4)
27          Financial Data Schedules (4)





- --------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13319) as filed with the Securities and Exchange Commission on October 2, 1996.
(2) Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(3) Filed as an exhibit to Pre-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.
(4) Filed as an exhibit to Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.
(5) Filed herewith.



ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 26.  Number of Holders of Securities

                                                                Number of Record Holders
         Title of Series                                        as of November 30, 1998
         ---------------                                        ------------------------
VISTA(SM) SELECT INTERMEDIATE TAX FREE INCOME FUND                          51
VISTA(SM) SELECT TAX FREE INCOME FUND                                       48
VISTA(SM) SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND                  9
VISTA(SM) SELECT NEW JERSEY TAX FREE INCOME FUND                             9


ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28(a).  Business and Other Connections of Investment Adviser

             The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

             To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

Principal Occupation or Other
                                       Position with
Employment of a Substantial
Name                                   the Adviser
Nature During Past Two Years
- ----                                   -----------
----------------------------
Thomas G. Labreque                     President and Chief Operating Officer
Chairman, Chief Executive Officer
                                       and Director                             and
a Director of The Chase

Manhattan Corporation and a

Director of AMAX, Inc.

M. Anthony Burns                       Director
Chairman of the Board, President
                                                                                and
Chief Executive Officer of

Ryder System, Inc.


                                       C-4


H. Laurance Fuller                     Director
Chairman, President, Chief

Executive Officer and Director of

Amoco Corporation and Director of

Abbott Laboratories

Henry B. Schacht                       Director
Chairman and Chief Executive

Officer of Cummins Engine

Company, Inc. and a Director of

                                                                           each
of American Telephone and

Telegraph Company and CBS Inc.


                                       C-5


William H. Gray III                    Director
President and Chief Executive

Officer of the United Negro College

Fund, Inc

Frank A. Bennack, Jr.                  Director
President and Chief Executive Officer

                                                                                The
Hearst Corporation

Susan V. Berresford                    Director
President, The Ford Foundation

Melvin R. Goodes                       Director
Chairman of the Board and Chief Executive

Officer, The Warner-Lambert Company

George V. Grune                        Director
Retired Chairman and Chief Executive

Officer, The Reader's Digest Association,

Inc.; Chairman, The DeWitt Wallace-

Reader's Digest Fund; The Lila-Wallace

Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director
Chairman and Chief Executive Officer,

General Corporation

Helen L. Kaplan                        Director                                 Of
Counsel, Skadden, Arps, Slate, Meagher

& Flom

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director
Chairman of the Board and Chief

Executive Officer, Champion International

Corporation

John R. Stafford                       Director
Chairman, President and Chief Executive

Officer, American Home Products

Corporation

Marina v. N. Whitman                   Director
Professor of Business Administration and

Public Policy, University of Michigan



Item 28(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                    Principal Occupation or Other
                    Position with                   Employment of a Substantial
Name                the Sub-Advisor                 Nature During Past Two Years
- ----                ---------------               -----------------------------
James Zeigon        Chairman and Director           Director of Chase Asset
                                                    Management (London) Limited

Steven Prostano     Executive Vice President        Chief Operating Officer and
                    and Chief Operating Officer     Director of Chase Asset
                                                    Management (London) Limited

Mark Richardson     President and Chief Investment  Chief Investment Officer
                    Officer                         and Director of Chase Asset
                                                    Management (London) Limited



ITEM 29.  Principal Underwriters


          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Group.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.


                                    Position and Offices                              Position
and Offices
Name and Address                    with Distributor                                  with the
Registrant
- ----------------                    --------------------
--------------------

Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219



          (c) Not applicable

ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                   Address
                  ----                   -------
Vista Fund Distributors, Inc.            One Chase Manhattan Plaza, Third Floor,
                                         New York, NY 10081

DST Systems, Inc.                        210 W. 10th Street,
                                         Kansas City, MO 64105

The Chase Manhattan Bank                 270 Park Avenue,
                                         New York, NY 10017

Chase Asset Mangement, Inc.              1211 Avenue of the
                                         Americas,
                                         New York, NY 10036

The Chase Manhattan Bank                 One Chase Square,
                                         Rochester, NY 14363

ITEM 31.  Management Services

          Not applicable

ITEM 32.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                  (3) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the date of commencement of investment operations for each of Vista Select Intermediate Tax Free Income Fund, Vista Select Tax Free Income Fund, Vista Select New York Tax Free Income Fund and Vista Select New Jersey Tax Free Income Fund.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Pre-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of November, 2000.


                                                  MUTUAL FUND SELECT GROUP


                                                  By /s/ H. Richard Vartabedian
                                                     --------------------------
                                                     H. Richard Vartabedian
                                                     President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           *                       Chairman and Trustee      February 28, 2001
- ------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         President                  February 28, 2001
- ------------------------------     and Trustee
    H. Richard Vartabedian

/s/ Martin R. Dean                 Treasurer and              February 28, 2001
--------------------------------     Principal Financial
    Martin R. Dean                 Officer

           *                       Trustee                    February 28, 2001
- ------------------------------
    Richard E. Ten Haken

           *                       Trustee                    February 28, 2001
- ------------------------------
    William J. Armstrong

           *                       Trustee                    February 28, 2001
- ------------------------------
    John R.H. Blum

           *                       Trustee                    February 28, 2001
- ------------------------------
    Joseph J. Harkins

           *                       Trustee                    February 28, 2001
- ------------------------------
    Stuart W. Cragin, Jr.

           *                       Trustee                    February 28, 2001
- ------------------------------
    Irving L. Thode

           *                       Trustee                    February 28, 2001
- ------------------------------
    W. Perry Neff

           *                       Trustee                    February 28, 2001
- ------------------------------
    Roland R. Eppley, Jr.

           *                       Trustee                    February 28, 2001
- ------------------------------
    W.D. MacCallan

               *                   Trustee                    February 28, 2001
- ------------------------------
    Sarah E. Jones

               *                   Trustee                    February 28, 2001
- ------------------------------
    Leonard M. Spalding


/s/  H. Richard Vartebedian        Attorney-in-Fact           February 28, 2001
- ------------------------------
     H. Richard Vartebedian